As filed with the Securities and Exchange Commission on September 29, 1995


                                                  Registration No. 33-65818
                                                          File No. 811-7862

                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ X ]

                        Pre-Effective Amendment No.              [   ]

                      Post-Effective Amendment No. 2             [ X ]

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY       [ X ]
                                ACT OF 1940

                              Amendment No. 4                    [ X ]

                      (Check appropriate box or boxes)

                            CASH RESOURCE TRUST
             (Exact name of registrant as specified in charter)

                            901 East Byrd Street
                         Richmond, Virginia  23219
                  (Address of principal executive offices)

       Registrant's Telephone Number, including Area Code (804) 782-3647
                              _______________

                        PAUL F. COSTELLO, President
                            Cash Resource Trust
                            901 East Byrd Street
                          Richmond, Virginia 23219
                  (Name and address of agent for service)
                             _________________

                                  Copy to:
                        TIMOTHY W. DIGGINS, Esquire
                                ROPES & GRAY
                          One International Place
                        Boston, Massachusetts  02110
                               ______________

It is proposed that this filing will become effective (check appropriate box):

[ X ]  immediately upon filing pursuant to paragraph (b)


[   ]  on September    , 1995 pursuant to paragraph (b)

[   ]  60 days after filing pursuant to paragraph (a)

[   ]  on (date) pursuant to paragraph (a)(1)


[   ]  75 days after filing pursuant to paragraph (a)(2)


[   ]  on (date) pursuant to paragraph (a)(2) of Rule 485


      If appropriate, check the following box:


[   ]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


      Cash Resource Trust registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 of the Investment Company Act of 1940 and filed a Rule 24f-2 notice on September 25, 1995.

                              CASH RESOURCE TRUST

                             CROSS REFERENCE SHEET

                          (as required by Rule 404(c))


Part A

     N-1A Item No.                           Location

1.   Cover Page                              Cover Page
2.   Synopsis                                Cover Page; Expense
                                             summary
3.   Condensed Financial Information         Expense summary
4.   General Description of Registrant       Cover Page; Investment
                                             objectives; Selection of
                                             investments; Risk factors; Other
                                             investment practices; How a
                                             fund's performance is calculated;
                                             General information about the Trust
5.   Management of the Fund                  Investment objectives; The
                                             Trust's management; Distribution
                                             services; General information about
                                             the Trust
5A.  Management's Discussion
       of Fund Performance                   Not Applicable
6.   Capital Stock and Other
       Securities                            Buying and selling of shares of the
                                             Funds; Dividends; Certain tax
                                             matters; General information
                                             about the Trust
7.   Purchase of Securities Being
       Offered                               Buying and selling of shares of the
                                             Funds; How to exchange shares
8.   Redemption or Repurchase                Buying and selling of shares of
                                             Funds; How to exchange shares;
                                             Financial Institutions
9.   Pending Legal Proceedings               Not Applicable

Part B

     N-1A Item No.                           Location

10.  Cover Page                              Cover Page
11.  Table of Contents                       Cover Page
12.  General Information and History         Not Applicable
13.  Investment Objectives and
       Policies                              Investment Objectives and Policies
                                             of the Trust; Investment
                                             Restrictions; Portfolio Turnover
14.  Management of the Fund                  Management of the Trust
15.  Control Persons and Principal
       Holders of Securities                 Management of the Trust
16.  Investment Advisory and Other
       Services                              Management of the Trust; Principal
                                             Underwriter; Custodian; Independent
                                             Auditors; Experts
17.  Brokerage Allocation                    Management of the Trust (Brokerage
                                             and Research Services; Brokerage
                                             Commissions)
18.  Capital Stock and Other
       Securities                            Determination of Net Asset Value;
                                             Taxes; Dividends and Distributions;
                                             Distribution; Organization and
                                             Capitalization
19.  Purchase, Redemption and Pricing
       of Securities Being Offered           Management of the Trust;
                                             Determination of Net Asset Value;
                                             Distribution
20.  Tax Status                              Investment Objectives and
                                             Policies of the Trust; Taxes;
                                             Dividends and Distributions
21.  Underwriters                            Management of the Trust; Principle
                                             Underwriter
22.  Calculations of Yield Quotations
       of Money Market Funds                 Performance Information
23.  Financial Statements                    Financial Statements

Part C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

P R O S P E C T U S                                           September 29, 1995

                              Cash Resource Trust

     Cash Resource Money Market Fund, Cash Resource U.S. Government Money Market Fund, and Cash Resource Tax-Exempt Money Market Fund are designed for investors who seek current income consistent with preservation of capital and maintenance of liquidity. The Funds are diversified investment portfolios of Cash Resource Trust (the "Trust"), an open-end, management investment company.

     AN INVESTMENT IN THE TRUST IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     This Prospectus explains concisely what you should know before investing in the Trust. Please read it carefully and keep it for future reference. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE TRUST IN THE SEPTEMBER 29, 1995 STATEMENT OF ADDITIONAL INFORMATION, AS AMENDED FROM TIME TO TIME. FOR A FREE COPY OF THE STATEMENT, CALL 1-800-382-0016. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

  SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
       ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT INSURED BY THE
           FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE
                          BOARD, OR ANY OTHER AGENCY.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
       SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMIS-
         SION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                EXPENSE SUMMARY



     Expenses are one of several factors to consider when investing in a Fund. The following table summarizes your maximum transaction costs from an investment in each of the Funds and expenses incurred by each Fund based on its most recent fiscal year. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in each Fund over specified periods.


                                                                                         CASH
                                                    CASH          CASH RESOURCE        RESOURCE
                                                  RESOURCE       U.S. GOVERNMENT      TAX-EXEMPT
                                                MONEY MARKET      MONEY MARKET       MONEY MARKET
                                                    FUND              FUND               FUND
SHAREHOLDER TRANSACTION EXPENSES                    None              None               None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees                                     .22%              .21%               .22%
12b-1 Fees                                          .38%              .38%               .33%
Other Expenses                                      .22%              .29%               .19%
Total Fund Operating Expenses                       .82%              .88%               .74%

EXAMPLES

     Your investment of $1,000 in a Fund would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

                                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
Cash Resource Money Market Fund                $8         $27         $46         $101
Cash Resource U.S. Government Money
  Market Fund                                  $9         $27         $49         $108
Cash Resource Tax-Exempt Money Market
  Fund                                         $8         $24         $41         $ 92


     The table is provided to help you understand the expenses of investing in each of the Funds and your share of the operating expenses which each of the Funds incurs. The table and Examples are based on the Funds' expenses for their last fiscal year, except that the Management Fees for Cash Resource Tax-Exempt Money Market Fund reflect the termination by Commonwealth Investment Counsel, Inc. of a voluntary waiver of a portion of its management fee. Actual Management Fees and Total Fund Operating Expenses for the Fund were .20% and .72%, respectively. The Examples do not represent past or future expense levels. Actual returns and expenses may be greater or less than those shown. Federal regulations require the Examples to assume a 5% annual return, but actual annual return will vary. Because of the 12b-1 fees payable by the Funds, long-term shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc.





                              FINANCIAL HIGHLIGHTS

     The financial highlights presented below for the Trust have been audited by KPMG Peat Marwick LLP, independent auditors. The report of KPMG Peat Marwick LLP is contained in the Statement of Additional Information, which may be obtained in the manner described on the cover page of this Prospectus. Each of the Funds began operations on December 20, 1993. See "Financial Statements" in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS


                                        MONEY MARKET           U.S. GOVERNMENT           TAX-EXEMPT
                                            FUND              MONEY MARKET FUND       MONEY MARKET FUND
YEAR ENDED JULY 31,                      1995          1994*           1995         1994*       1995       1994*
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period                                $1.00         $1.00            $1.00       $1.00        $1.00       $1.00
Income from investment operations
  Net investment income**                0.05          0.02             0.05        0.02         0.03        0.01
Distributions
  Net investment income**               (0.05)        (0.02)           (0.05)      (0.02)       (0.03)      (0.01)
NET ASSET VALUE, END OF PERIOD          $1.00         $1.00            $1.00       $1.00        $1.00       $1.00
TOTAL RETURN                             4.97%         1.83%            4.82%       1.82%        3.05%       1.16%
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in
  thousands)                          $422,657      $192,260       $1,216,690    $907,819     $266,895    $195,702
Ratio of expenses to average net
  assets                                 0.82%         0.89%(a)         0.88%       0.80%(a)     0.72%       0.65%(a)
Ratio of expenses to average net
  assets excluding waivers               0.82%         0.93%(a)         0.88%       0.83%(a)     0.74%       0.74%(a)
Ratio of net investment income to
  average net assets                     4.96%         2.96%(a)         4.75%       2.91%(a)     3.01%       1.87%(a)


      * For the period from December 20, 1993 (commencement of operations) to July 31, 1994.

     ** Includes net realized capital gain (loss) which were under $0.01 per share.

     (a) Annualized.


                       INVESTMENT OBJECTIVES AND POLICIES


     The investment objective of each Fund is to seek as high a rate of current income (or, in the case of Cash Resource Tax-Exempt Money Market Fund, as high a rate of current income exempt from federal income tax) as its investment adviser believes is consistent with preservation of capital and maintenance of liquidity. The Funds seek their objectives through the investment policies described below. Because each of the Funds is a money market fund, it will only invest in the types of investments described below under "Selection of Investments".

     The investment objective and policies of each Fund may, unless otherwise specifically stated, be changed by the Trustees without a vote of the shareholders. As a matter of policy, the Trustees would not materially change the investment objective of a Fund without shareholder approval. None of the Funds is intended to be a complete investment program, and there is no assurance the Funds will achieve their objectives.


     Commonwealth Advisors, Inc. ("Commonwealth Advisors") serves as the investment manager to each of the Funds. Commonwealth Investment Counsel, Inc. ("Commonwealth Investment Counsel"), an affiliate of Commonwealth Advisors, serves as sub-adviser to the Funds, implementing a continuing investment program for each of the Funds. (Prior to June, 1995, Commonwealth Advisors was know as Cambridge Investment Advisors, Inc.)


CASH RESOURCE MONEY MARKET FUND

     Cash Resource Money Market Fund invests in a portfolio of high-quality money market instruments consisting exclusively of:

     (Bullet) BANK CERTIFICATES OF DEPOSIT (CD'S): negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

     (Bullet) BANKERS' ACCEPTANCES: negotiable drafts or bills of exchange, which have been "accepted" by a bank, meaning, in effect, that the bank has unconditionally agreed to pay the face value of the instrument on maturity.

     (Bullet) PRIME COMMERCIAL PAPER: high-grade, short-term obligations issued by banks, corporations, and other issuers.

     (Bullet) CORPORATE OBLIGATIONS: high-grade, short-term obligations other than prime commercial paper.

     (Bullet) U.S. GOVERNMENT SECURITIES: marketable securities issued or guaranteed as to principal or interest by the U.S. Government or by its agencies or instrumentalities.

     (Bullet) REPURCHASE AGREEMENTS: with respect to U.S. Treasury or U.S.
              Government securities.

CASH RESOURCE U.S. GOVERNMENT MONEY MARKET FUND

     Cash Resource U.S. Government Money Market Fund invests exclusively in U.S. Treasury bills, notes, and bonds, and other obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies, or instrumentalities, and in repurchase agreements with respect to such obligations. Certain of these obligations, including U.S. Treasury bills, notes, and bonds, mortgage participation certificates issued or guaranteed by the Government National Mortgage Association, and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government securities issued by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. These securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations supported only by the credit of an instrumentality, such as Federal National Mortgage Association bonds.

     Short-term U.S. Government obligations generally are considered among the safest short-term investments. Because of their added safety, the yields available from U.S. Government obligations are generally lower than the yields available from comparable corporate debt securities. The U.S. Government guarantee of the securities owned by the Fund does not guarantee the net asset value of the Fund's shares, which the Fund seeks to maintain at $1.00 per share.

CASH RESOURCE TAX-EXEMPT MONEY MARKET FUND

     Cash Resource Tax-Exempt Money Market Fund invests, as a fundamental policy, at least 80% of its net assets in Tax-Exempt Securities (as described below). The Fund may invest the remainder of its assets in investments of any kind in which either of the other Funds may invest.


     The Fund will invest in only the following tax-exempt securities: (i) municipal notes; (ii) municipal bonds; (iii) municipal securities backed by the U.S. Government or any of its agencies or instrumentalities; (iv) short-term discount notes (tax-exempt commercial paper); (v) participation interests in any of the foregoing; and (vi) unrated securities or new types of tax-exempt instruments which become available in the future if Commonwealth Investment Counsel determines they meet the quality standards discussed below (collectively, "Tax-Exempt Securities"). (In the case of any such new types of tax-exempt instruments, this Prospectus would be revised as may be appropriate to describe such instruments.) In connection with the purchase of Tax-Exempt Securities, the Fund may acquire stand-by commitments, which give the Fund the right to resell the security to the dealer at a specified price. Stand-by commitments may provide additional liquidity for the Fund but are subject to the risk that the dealer may fail to meet its obligations. The Fund does not generally expect to pay additional consideration for stand-by commitments or to assign any value to them.


     TAX-EXEMPT SECURITIES are debt obligations issued by a state (including the District of Columbia), a U.S. territory or possession, or any of their political subdivisions, the interest from which is, in the opinion of bond counsel, exempt from federal income tax. These securities are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses, or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational, or medical facilities and may also include certain types of private activity and industrial development bonds issued by public authorities to finance privately owned or operated facilities. Short-term Tax-Exempt Securities are generally issued as interim financing in anticipation of tax collections, revenue receipts, or bond sales to finance various public purposes.

     The two principal classifications of Tax-Exempt Securities are general obligation and limited obligation (or revenue) securities. GENERAL OBLIGATION securities involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. LIMITED OBLIGATION securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development and private activity bonds are in most cases limited obligation securities, the credit quality of which is directly related to the corporate user of the facilities.

     For purposes of the fundamental policy of the Fund to invest at least 80% of its assets in Tax-Exempt Securities, the Fund will not treat obligations as Tax-Exempt Securities for purposes of measuring compliance with such policy if they would give rise to interest income subject to federal alternative minimum tax for individuals. To the extent that the Fund invests in these securities, individual shareholders of the Fund, depending on their own tax status, may be subject to federal alternative minimum tax on the part of the Fund's distributions derived from these securities. In addition, an investment in the Fund may cause corporate shareholders to be subject to (or result in an increased liability under) the alternative minimum tax because a portion of tax-exempt income is generally included in alternative minimum taxable income.


SELECTION OF INVESTMENTS


     Each Fund will invest only in U.S. dollar-denominated high-quality securities and other U.S. dollar-denominated money market instruments meeting credit criteria which the Trustees believe present minimal credit risk. "High-quality securities" are (i) commercial paper or other short-term obligations rated in one of the two highest short-term rating categories by at least two nationally recognized rating services (or, if only one rating service has rated the security, by that service), (ii) obligations rated at least AA by Standard & Poor's Corporation or Aa by Moody's Investors Services, Inc. at the time of investment, and (iii) unrated securities determined by Commonwealth Investment Counsel to be of comparable quality, subject to the overall supervision of the Trustees. Each Fund will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than 397 days. A Fund may invest in variable or floating-rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand. Cash Resource Money Market Fund will not invest more than 5% (determined at the time of investment) of its total assets in securities rated below the highest applicable rating category, nor will it purchase securities of any issuer if, immediately thereafter, more than 5% of the Fund's total assets would be invested in securities of that issuer. Each of the Funds follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share, although there is no assurance that these policies will be successful.

     Considerations of liquidity and preservation of capital mean that a Fund may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objective, a Fund will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. Each Fund may also invest to take advantage of what Commonwealth Investment Counsel believes to be temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by the Funds, may result in frequent changes in the Funds' portfolios. The Funds will not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.

     The portfolio of a Fund will be affected by general changes in interest rates resulting in increases or decreases in the values of the obligations held by the Fund. Although the Funds' investment policies are designed to minimize these changes and to maintain a net asset value of $1.00 per share, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.


RISK FACTORS


     INTEREST RATES. The portfolio of a Fund will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by the Fund. The value of the securities in a Fund's portfolio can be expected to vary inversely to the changes in prevailing interest rates. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

     CONCENTRATION. CASH RESOURCE MONEY MARKET FUND may invest without limit in obligations of domestic branches of U.S. banks and U.S. branches of foreign banks (if it can be demonstrated that they are subject to the same regulations as U.S. banks). At times when the Fund has concentrated its investments in bank obligations, the value of its portfolio securities may be especially affected by factors pertaining to the issuers of such obligations.

     CASH RESOURCE TAX-EXEMPT MONEY MARKET FUND will not invest more than 25% of its total assets in any one industry. Governmental issuers of Tax-Exempt Securities are not considered part of any "industry." However, Tax-Exempt Securities backed only by the assets and revenues of nongovernmental users may for this purpose be deemed to be issued by such nongovernmental users, and the 25% limitation would apply to such obligations.

     It is nonetheless possible that the Fund may invest more than 25% of its assets in a broader segment of the Tax-Exempt Securities market, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or airport revenue obligations. This would be the case only if Commonwealth Investment Counsel determined that the yields available from obligations in a particular segment of the market justified the additional risks associated with such concentration. Although such obligations could be supported by the credit of governmental users or by the credit of nongovernmental users engaged in a number of industries, economic, business, political, and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all Tax-Exempt Securities in such a market segment.

     The Fund reserves the right to invest more than 25% of its assets in industrial development bonds and private activity bonds or notes. The Fund also reserves the right to invest more than 25% of its assets in securities relating to one or more states (including the District of Columbia), U.S. territories or possessions, or any of their political subdivisions. As a result of such an investment, the performance of the Fund may be especially affected by factors pertaining to the economy of the relevant state and other factors specifically affecting the ability of issuers of such securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a fund investing in securities relating to a greater number of different states. The ability of governmental issuers to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political, and demographic conditions affecting a particular state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state, and local aid to issuers of such securities may also affect their ability to meet their obligations. Payments of principal and interest on limited obligation securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political, and demographic conditions affecting a particular state. Any reduction in the actual or perceived ability of an issuer of Tax-Exempt Securities in a particular state to meet its obligations (including a reduction in the rating of its outstanding securities) would likely adversely affect the market value and marketability of its obligations and could adversely affect the values of Tax-Exempt Securities issued by others in that state as well.


OTHER INVESTMENT PRACTICES


     A FUND MAY ALSO ENGAGE TO A LIMITED EXTENT IN THE FOLLOWING INVESTMENT PRACTICES, EACH OF WHICH INVOLVES CERTAIN SPECIAL RISKS. THE STATEMENT OF ADDITIONAL INFORMATION CONTAINS MORE DETAILED INFORMATION ABOUT THESE PRACTICES.

     FOREIGN INVESTMENTS. Cash Resource Money Market Fund may invest in commercial paper of foreign issuers and in bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks. These investments subject the Fund to investment risks different from those associated with domestic investments. Such risks include adverse political and economic developments in such countries, the imposition of withholding taxes of interest income, seizure or nationalization of foreign deposits, or the adoption of other governmental restrictions which may adversely affect the payment of principal and interest on such obligations. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments. In addition, foreign securities may be less liquid than U.S. securities, and foreign accounting and disclosure standards may differ from U.S. standards. Special tax considerations apply to foreign securities.

     REPURCHASE AGREEMENTS. Under a repurchase agreement, a Fund purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Fund's cost plus interest. A Fund will enter into repurchase agreements only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and only if the debt instrument subject to the repurchase agreement is a U.S. Government security. Although Commonwealth Investment Counsel will monitor repurchase agreement transactions to ensure that they will be fully collateralized at all times, a Fund bears a risk of loss if the other party defaults on its obligation and the Fund is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that a Fund may be treated as an unsecured creditor and required to return the underlying collateral to the other party's estate.

     SECURITIES LENDING. A Fund may lend portfolio securities to broker-dealers. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. Any investment of collateral by a Fund would be made in accordance with the Fund's investment objective and policies described above.

DIVIDENDS

     THE TRUST DETERMINES THE NET INCOME OF EACH FUND AS OF THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") EACH DAY THE EXCHANGE IS OPEN. Each determination of a Fund's net income includes (i) all accrued interest on the Fund's investments, (ii) plus or minus all realized and unrealized gains and losses on the Fund's investments, (iii) less all accrued expenses of the Fund. Each Fund's investments are valued at amortized cost according to Securities and Exchange Commission Rule 2a-7. A Fund will not normally have unrealized gains or losses so long as it values its investments by the amortized cost method.

     DAILY DIVIDENDS. Each Fund declares all of its net interest income as a distribution on each day it is open for business, as a dividend to shareholders of record immediately prior to the close of regular trading on the Exchange. Shareholders who purchase shares of a Fund at or before 12:00 noon on any day will receive the dividend declared by the Fund for that day; shareholders who purchase shares after 12:00 noon will begin earning dividends on the day after the Fund accepts their order. A Fund's net income for Saturdays, Sundays, and holidays is declared as a dividend on the preceding business day. Dividends for the immediately preceding month will be paid on the fifteenth day of each calendar month (or, if that day is not a business day, on the next business day), except that a Fund's schedule for payment of dividends during the month of December may be adjusted to assist in tax reporting and distribution requirements. A shareholder who withdraws the entire balance of an account at any time during the month will be paid all dividends declared through the time of the withdrawal. Since the net income of each Fund is declared as a dividend each time it is determined, the net asset value per share of each Fund normally remains at $1 per share immediately after each determination and dividend declaration.


     YOU CAN CHOOSE FROM TWO DISTRIBUTION OPTIONS: (1) automatically reinvest all distributions from a Fund in additional shares of that Fund; or (2) receive all distributions in cash. If you wish to change your distribution option, you should contact your Financial Institution (as defined below), who will be responsible for forwarding the necessary instructions to the Trust's transfer agent, Investors Fiduciary Trust Company ("IFTC"). If you do not select an option when you open your account, all distributions will be reinvested. You will receive a statement confirming reinvestment of distributions in additional shares of a Fund promptly following the month in which the reinvestment occurs.


     CERTAIN TAX MATTERS. Each Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal income taxes on income (and gains, if any) it distributes to shareholders. Each Fund will distribute substantially all of its ordinary income (and net capital gains, if any) on a current basis.

     Dividends paid by Cash Resource Tax-Exempt Money Market Fund that are derived from exempt-interest income (known as "exempt-interest dividends") and that are designated as such may be treated by the Fund's shareholders as items of interest excludable from their federal gross income. (Shareholders should consult their own tax adviser with respect to whether exempt-interest dividends would be excludable from gross income if the shareholder were treated as a "substantial user" of facilities financed by an obligation held by Cash Resource Tax-Exempt Money Market Fund or a "related person" to such user under the Internal Revenue Code.) If a shareholder receives an exempt-interest dividend with respect to any share held for six months or less, any loss on the sale or exchange of that share will be disallowed to the extent of the amount of the exempt-interest dividend. To the extent dividends paid to shareholders are derived from taxable income (for example, from interest on certificates of deposit) or from gains, such dividends will be subject to federal income tax, whether they are paid in the form of cash or additional shares. Early in each year the Fund will notify you of the amount and tax status of distributions paid to you by the Fund for the preceding year.

     If Cash Resource Tax-Exempt Money Market Fund holds certain "private activity bonds" ("industrial development bonds" under prior law), dividends derived from interest on such obligations will be classified as an item of tax preference which could subject certain shareholders to alternative minimum tax liability. Corporate shareholders must also take all exempt-interest dividends into account in determining "adjusted current earnings" for purposes of calculating their alternative minimum tax liability.

     Shareholders receiving Social Security benefits or Railroad Retirement Act benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

     The foregoing is a summary of certain federal income tax consequences of investing in the Funds. You should consult your tax adviser to determine the precise effect of an investment in each Fund on your particular tax situation.


BUYING AND SELLING SHARES OF THE FUNDS


     HOW TO BUY SHARES. The Trust offers shares of the Funds continuously at a price of $1.00 per share. The Trust determines net asset value twice each day, as of 12:00 noon and as of the close of regular trading on the Exchange. The shares of each Fund are sold at net asset value through a number of selected financial institutions, such as investment dealers and banks (each, a "Financial Institution"). Your Financial Institution is responsible for forwarding any necessary documentation to IFTC. There is no sales charge on sales of shares, nor is any minimum investment required for any of the Funds.

     Because each Fund seeks to be fully invested at all times, investments must be in Same Day Funds to be accepted. Investments which are accepted at or before 12:00 noon will be invested at the net asset value determined at that time; investments accepted after 12:00 noon will receive the net asset value determined at the close of regular trading on the Exchange. "Same Day Funds" are funds credited by the applicable regional Federal Reserve Bank to the account of the Trust at its designated bank. When payment in Same Day Funds is available to the Trust, the Trust will accept the order to purchase shares at the net asset value next determined.

     If you are considering redeeming shares or transferring shares to another person shortly after purchase, you should pay for those shares with wired Same Day Funds or a certified check to avoid any delay in redemption or transfer. Otherwise, the Trust may delay payment for shares until the purchase price of those shares has been collected which may be up to 15 calendar days after the purchase date.

     For more information on how to purchase shares of the Funds, contact your Financial Institution or Mentor Distributors, Inc. ("Mentor Distributors"), 901 East Byrd Street, Richmond, Virginia 23219, the principal underwriter of the Trust's shares. Mentor Distributors' telephone number is 1-800-382-0016.


     HOW TO SELL SHARES. You can redeem your Fund shares through your Financial Institution any day the Exchange is open, or you may redeem your shares by check or by mail. Redemption will be effected at the net asset value per share of the Fund next determined after receipt of the redemption request in good order. The Trust must receive your properly completed purchase documentation before you may sell shares.


     SELLING SHARES THROUGH YOUR FINANCIAL INSTITUTION. You may redeem your shares through your Financial Institution. Your Financial Institution is responsible for delivering your redemption request and all necessary documentation to the Trust, and may charge you for its services (including, for example, charges relating to the wiring of funds). Your Financial Institution may accept your redemption instructions by telephone. Consult your Financial Institution.

     SELLING SHARES BY CHECK. If you would like the ability to write checks against your investment in the Trust, you should provide the necessary documentation to your Financial Institution and complete the signature card which you may obtain by calling your Financial Institution or the Trust. When the Trust receives your properly completed documentation and card, you will receive checks drawn on your Trust account and payable through the Trust's designated bank. These checks may be made payable to the order of any person. You will continue to earn dividends until the check clears. When a check is presented for payment, a sufficient number of full and fractional shares of the Trust in your account will be redeemed to cover the amount of the check. Your Financial Institution may limit the availability of the check-writing privilege or assess certain fees in connection with the checkwriting privilege.

     Shareholders using Trust checks are subject to the Trust's designated bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks, although one may be imposed in the future. Shareholders would be notified in advance of the imposition of any such charge. (In addition, if you deplete your original check supply, there may be a charge to order additional checks.) You should make sure that there are sufficient shares in your account to cover the amount of the check drawn. If there is an insufficient number of shares in the account, the check will be dishonored and returned, and no shares will be redeemed. Because dividends declared on shares held in your account and prior withdrawals may cause the value of your account to change, it is impossible to determine in advance your account's total value. Accordingly, you should not write a check for the entire value of your account or close your account by writing a check. A shareholder may revoke check-writing authorization by written notice to IFTC.

     SELLING SHARES BY MAIL. You may also sell shares of a Fund by sending a written withdrawal request to IFTC. You must sign the withdrawal request and include a stock power with signature(s) guaranteed by a bank, broker/dealer, or certain other financial institutions.

     IFTC may require additional documentation from shareholders which are corporations, partnerships, agents, fiduciaries or surviving joint owners. Corporations, partnerships, agents, trusts, and fiduciary accounts must submit a completed resolution in proper form before selling shares. Resolution forms are available from IFTC and Mentor Distributors.

     THE TRUST GENERALLY SENDS YOU PAYMENT FOR YOUR SHARES THE BUSINESS DAY AFTER YOUR REQUEST IS RECEIVED. Under unusual circumstances, the Trust may suspend repurchases, or postpone payment for more than seven days, as permitted by federal securities law.


HOW TO EXCHANGE SHARES



     You can exchange your shares in any Fund for shares of any other Fund in the Trust at net asset value, except as described below. Your Financial Institution will be responsible for forwarding the necessary documentation to IFTC. Exchange Authorization Forms are available from your Financial Institution or Mentor Distributors. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. The Trust reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Consult your Financial Institution or Mentor Distributors before requesting an exchange.


FINANCIAL INSTITUTIONS

     Financial Institutions provide varying arrangements for their clients with respect to the purchase and redemption of Trust shares and the confirmation thereof and may arrange with their clients for other investment or administrative services. When you effect transactions with the Trust (including among other things the purchase, redemption, or exchange of Fund shares) through a Financial Institution, the Financial Institution, and not the Trust, will be responsible for taking all steps, and furnishing all necessary documentation, to effect such transactions. Financial Institutions have the responsibility to deliver purchase and redemption requests to the Trust promptly. Some Financial Institutions may establish minimum investment requirements with respect to the Trust or any Fund. They may also establish and charge fees and other amounts to their client for their services. Certain privileges, such as the check writing privilege or reinvestment options, may not be available through certain Financial Institutions or they may be available only under certain conditions. YOUR FINANCIAL INSTITUTION MAY CHARGE FEES TO OR IMPOSE RESTRICTIONS ON YOUR SHAREHOLDER ACCOUNT. CONSULT YOUR FINANCIAL INSTITUTION FOR INFORMATION ABOUT ANY FEES OR RESTRICTIONS OR FOR FURTHER INFORMATION CONCERNING ITS SERVICES.


THE TRUST'S MANAGEMENT


     The Trustees are responsible for generally overseeing the conduct of the Trust's business. COMMONWEALTH ADVISORS, INC. serves as investment manager to each of the Funds, providing investment advisory services and advising and assisting the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Trustees. COMMONWEALTH INVESTMENT COUNSEL, INC., an affiliate of Commonwealth Advisors, serves as a sub-adviser to each of the Funds pursuant to a sub-advisory agreement among Commonwealth Advisors, Commonwealth Investment Counsel, and the Trust. Subject to such policies as the Trustees may determine, Commonwealth Investment Counsel furnishes a continuing investment program for the Funds and makes investment decisions on their behalf. Commonwealth Advisors and Commonwealth Investment Counsel are wholly owned subsidiaries of Mentor Investment Group, Inc., which is in turn a wholly owned subsidiary of Wheat First Butcher Singer, Inc., a diversified financial services holding company. Commonwealth Advisors also serves as investment adviser to the Mentor Capital Growth, Mentor Income and Growth, Mentor Quality Income, and Mentor Municipal Income Portfolios, each of which is a series of shares of beneficial interest of The Mentor Funds, an open-end series investment company. Commonwealth Investment Counsel serves as investment adviser to the Mentor Short-Duration Income Portfolio and Mentor Balanced Portfolio, each of which is a series of shares of beneficial interest of The Mentor Funds, the Mentor Fixed-Income, Mentor Intermediate Duration, and Mentor Cash Management Portfolios, each of which is a series of shares of beneficial interest of Mentor Institutional Trust, an open-end series investment company, and Mentor Income Fund, Inc., a closed-end investment company. The address of Commonwealth Advisors and Commonwealth Investment Counsel is 901 East Byrd Street, Richmond, Virginia 23219.

     Each Fund pays management fees to Commonwealth Advisors monthly at the following annual rates (based on the assets of the Fund): 0.22% of the first $500 million of the Fund's average net assets; 0.20% of the next $500 million; 0.175% of the next $1 billion; 0.16% of the next $1 billion; and 0.15% of any amounts over $3 billion. Commonwealth Advisors in turn pays fees from its own assets to Commonwealth Investment Counsel monthly at the following annual rates (based on the assets of each Fund taken separately): 0.17% of the first $500 million of a Fund's average net assets; 0.15% of the next $500 million; 0.125% of the next $1 billion; 0.11% of the next $1 billion; and 0.10% of any amounts over $3 billion. Commonwealth Advisors and Commonwealth Investment Counsel may from time to time voluntarily agree to reduce their compensation (and, if necessary, to pay certain expenses) with respect to one or more Funds to the extent that a Fund's expenses (other than Commonwealth Advisors' compensation, brokerage, interest, taxes, deferred organizational expenses, payments required under the Fund's Distribution Plan, and extraordinary expenses) exceed an annual rate of the Fund's average net assets specified by Commonwealth Advisors.

     The Trust pays all expenses not assumed by Commonwealth Advisors, including Trustees' fees, auditing, legal, custodial, investor servicing, and shareholder reporting expenses, and payments under its Distribution Plans. General expenses of the Trust will be charged to the assets of each Fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund. Expenses directly charged or attributable to a Fund will be paid from the assets of that Fund.


     Commonwealth Investment Counsel places all orders for purchases and sales of the securities of each Fund. In selecting broker-dealers, Commonwealth Investment Counsel may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Commonwealth Investment Counsel may consider sales of shares of the Funds (and, if permitted by law, of the other funds in the Mentor family) as a factor in the selection of broker-dealers.



DISTRIBUTION SERVICES


     Each Fund has adopted a Distribution Plan (each, a "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to permit each of the Funds to compensate Mentor Distributors for services provided and expenses incurred by it in promoting the sale of shares of the Fund, reducing redemptions, or maintaining or improving services provided to shareholders by Mentor Distributors. The Plans provide for monthly payments by the Funds to Mentor Distributors at the annual rate of up to .38% of a Fund's average net assets (.33% in the case of Cash Resource Tax-Exempt Money Market
Fund), subject to the authority of the Trustees to reduce the amount of payments or to suspend the Plans for such periods as they may determine. At present, the Trustees have approved payments under the Plans at the rate of .38% of a Fund's average net assets in the case of Cash Resource Money Market Fund and Cash Resource U.S. Government Money Market Fund, and .33% of the Fund's average net assets in the case of Cash Resource Tax-Exempt Money Market Fund. Were the Trustees to decide in the future to approve payments by a Fund under its Plan at a higher rate, shareholders would be notified and this Prospectus would be revised. Any material increase in amounts payable under a Plan would require shareholder approval.

     In order to compensate Financial Institutions for services provided in connection with sales of Fund shares and the maintenance of shareholder accounts (or, in the case of certain Financial Institutions which are banking institutions, for certain administrative and shareholder services), Mentor Distributors may make periodic payments (from any amounts received by it under the Plans or from its other resources) to each qualifying Financial Institution based on the average net asset value of shares for which the Financial Institution is designated as the financial institution of record. Mentor Distributors makes such payments at the annual rate of between 0.15% and 0.40% in the case of Cash Resource Money Market Fund and Cash Resource U.S. Government Money Market Fund, and between 0.15% and 0.33% in the case of Cash Resource Tax-Exempt Money Market Fund. Mentor Distributors may suspend or modify these payments at any time, and payments are subject to the continuation of each Fund's Plan and of applicable agreements between Mentor Distributors and the applicable Financial Institution.


HOW A FUND'S PERFORMANCE IS CALCULATED


     YIELD AND EFFECTIVE YIELD DATA MAY FROM TIME TO TIME BE INCLUDED IN ADVERTISEMENTS ABOUT ONE OR ALL OF THE FUNDS. "Yield" is calculated by dividing a Fund's annualized net investment income per share during a recent 30-day period by the net asset value per share on the last day of that period. "Effective yield" compounds that yield for a year and is, for that reason, greater than a Fund's yield. "Tax-equivalent" yield shows the effect on performance of the tax-exempt status of distributions received from Cash Resource Tax-Exempt Money Market Fund. It reflects the approximate yield that a taxable investment must earn for shareholders at stated income levels to produce an after-tax yield equivalent to the Fund's tax-exempt yield. Quotations of yield for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. A Fund's performance may be compared to various indices. See the Statement of Additional Information.

     ALL DATA IS BASED ON A FUND'S PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio, and a Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles.


GENERAL INFORMATION ABOUT THE TRUST


     Cash Resource Trust is a Massachusetts business trust organized on June 14, 1993. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

     The Trust is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios, and are currently divided into three series of shares, one representing each Fund. Under the Agreement and Declaration of Trust, a Fund's shares may be further divided, without shareholder approval, into two or more classes of shares having such preferences or special or relative rights and privileges as the Trustees may determine. Each share has one vote, with fractional shares voting proportionally. Shares of each Fund are freely transferable, are entitled to dividends as declared by the Trustees, and, if a Fund were liquidated, would receive the net assets of the Fund. The Trust may suspend the sale of shares of any Fund at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.


     INVESTORS FIDUCIARY TRUST COMPANY, located at 127 West 10th Street, Kansas City, Missouri 64105, is the transfer agent and dividend-paying agent for the Trust. IFTC may at times engage at its own expense certain firms (including certain Financial Institutions) to perform certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts.


     If you own fewer shares of a Fund than a minimum amount set by the Trustees (presently 500 shares), the Trust may choose to redeem your shares and pay you for them. You will receive at least 30 days written notice before the Trust redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The Trust may also redeem shares if you own shares of any Fund or of the Trust above any maximum amount set by the Trustees. There is presently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

     The Trust may send a single copy of shareholder reports and communications to an address where there is more than one registered shareholder with the same last name, unless a shareholder at that address requests, by calling or writing his Financial Institution, that the Trust do otherwise.

                              CASH RESOURCE TRUST

                                   FORM N-1A
                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                               September 29, 1995



      This Statement of Additional Information contains information which may be of interest to investors but which is not included in the Prospectus of Cash Resource Trust (the "Trust"). This Statement is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus of the Trust dated September 29, 1995. This Statement should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus by calling Mentor Distributors, Inc. ("Mentor Distributors"), the Trust's distributor, at
(800) 382-0016.

                               Table of Contents

Part I                                                                 Page

        INVESTMENT OBJECTIVES AND POLICIES OF THE TRUST . . . . . . . . . 2
        INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . 4
        MANAGEMENT OF THE TRUST . . . . . . . . . . . . . . . . . . . . . 6
        PRINCIPAL HOLDERS OF SECURITIES . . . . . . . . . . . . . . . . .10
        INVESTMENT ADVISORY AND OTHER SERVICES  . . . . . . . . . . . . .10
        DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . .14
        TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
        DIVIDENDS AND DISTRIBUTIONS . . . . . . . . . . . . . . . . . . .18
        DISTRIBUTION  . . . . . . . . . . . . . . . . . . . . . . . . . .18
        ORGANIZATION  . . . . . . . . . . . . . . . . . . . . . . . . . .20
        PORTFOLIO TURNOVER  . . . . . . . . . . . . . . . . . . . . . . .21
        CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . .21
        INDEPENDENT AUDITORS  . . . . . . . . . . . . . . . . . . . . . .21
        PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . .21
        SHAREHOLDER LIABILITY . . . . . . . . . . . . . . . . . . . . . .26
        FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . .27



INVESTMENT OBJECTIVES AND POLICIES OF THE TRUST

     The Trust currently offers shares of beneficial interest of three series (each, a "Fund") with separate investment objectives and policies. The investment objectives and policies of each of the Funds are described in the Prospectus. This Statement contains additional information concerning certain investment practices and investment restrictions of the Trust.

     Except as described below under "Investment Restrictions," the investment objectives and policies described in the Prospectus and in this Statement are not fundamental, and the Trustees may change the investment objectives and policies of a Fund without an affirmative vote of shareholders of a Fund.

     Except as otherwise noted below, the following descriptions of certain investment policies and techniques are applicable to all of the Funds.

Repurchase Agreements

     Each Fund may enter into repurchase agreements. A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing a Fund's cost plus interest). It is each Fund's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of a Fund and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high quality short term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. Commonwealth Investment Council, Inc. ("Commonwealth") will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Securities Loans

     A Fund may lend its portfolio securities provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of such Fund. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Fund enters into a loan, Commonwealth considers all relevant facts and circumstances including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with the Trust.

Foreign Securities

     Cash Resource Money Market Fund may invest in U.S. dollar denominated foreign securities which meet the criteria applicable to the Fund's domestic investments, and in certificates of deposit issued by U.S. branches of foreign banks and foreign branches of U.S. banks. Investment by the Fund in foreign securities is subject to the limitations set forth in the Prospectus.

     Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer.

     In determining whether to invest in securities of foreign issuers, Commonwealth will consider the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by the Fund will reduce its net income available for distribution to shareholders.

INVESTMENT RESTRICTIONS

     The Trust has adopted the following restrictions applicable to all of the Funds, which may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of a Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting or by proxy. A Fund may not:

     1. Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure (not for leverage) in situations which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

     2. Pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 15% of its total assets (taken at the lower of cost and current value) and then only in connection with borrowings permitted by restriction 1 above.

     3. Purchase securities on margin, expect such short-term credits as may be necessary for the clearance of purchase and sales of securities.

     4. Make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short.

     5. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

     6. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

     7.   Purchase or sell commodities or commodity contracts.

     8. Make loans, except by purchase of debt obligations in which a Fund may invest consistent with its investment policies and by entering into repurchase agreements and securities loans.

     9. Invest in securities of any issuer, if, to the knowledge of a Fund, officers and Trustees of the Trust and officers and directors of Commonwealth Advisors, Inc. who beneficially own more than 0.5% of the securities of that issuer together own more than 5% of such securities.

     10. As to 75% of its assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities.

     11.  Acquire more than 10% of the voting securities of any issuer.

     12. Invest more than 25% of its assets in any one industry, except that Cash Resource Money Market Fund may invest without limit in obligations of domestic branches of U.S. banks and U.S. branches of foreign banks (if it can be demonstrated that they are subject to the same regulation as U.S. banks).

     13. Make investments for the purpose of gaining control of a company's management.

     14. Issue any class of securities which is senior to a Fund's shares of beneficial interest, except as consistent with or permitted by the Investment Company Act of 1940 or as permitted by rule or order of the Securities and Exchange Commission.

     In addition, it is contrary to the current policy of the Trust, which may be changed without shareholder approval, to invest in the securities of other registered open-end investment companies.

     All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above and those designated in the Prospectus as fundamental, the other investment policies described in the Prospectus and this Statement are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change a Fund's investment objective without shareholder approval.


MANAGEMENT OF THE TRUST



                                                           Principal Occupation
                            Position Held With                During Past
Name and Address                  A Fund                      Five Years

Daniel J. Ludeman*+            Chairman and          Chairman and Chief Executive
901 E. Byrd Street             Trustee               Officer since July 1991, Mentor
Richmond, VA 23219                                   Investment Group, Inc.; Managing
                                                     Director of Wheat, First Securities,
                                                     Inc. since August 1989; Managing
                                                     Director of Wheat First Butcher
                                                     Singer, Inc. since June 1991;
                                                     Director, Mentor Income Fund, Inc.;
                                                     Chairman and Trustee, Mentor
                                                     Institutional Trust.

Arnold H. Dreyfuss             Trustee               Trustee, The Mentor Funds and Mentor
P.O. Box 18156                                       Institutional Trust; formerly,
Richmond, Virginia  23226                            Chairman and Chief Executive
                                                     Officer, Hamilton Beach/Proctor-
                                                     Silex, Inc.

Thomas F. Keller               Trustee               Dean, Fuqua School of
Fuqua School of Business                             Business, Duke University; Trustee,
Duke University                                      The Mentor Funds and Mentor
Durham, NC 27706                                     Institutional Trust.

Louis W. Moelchert, Jr.        Trustee               Vice President of Business and
University of Richmond                               Finance, University of Richmond;
Richmond, VA 23173                                   Trustee, The Mentor Funds and Mentor
                                                     Institutional Trust.

Stanley F. Pauley              Trustee               Chairman and Chief
E.R. Carpenter                                       Executive Officer, E.R.
Company, Incorporated                                Carpenter Company
5016 Monument Avenue                                 Incorporated; Trustee,
Richmond, Virginia 23261                             The Mentor Funds; Mentor  and Mentor
                                                     Institutional Trust.

Troy A. Peery, Jr.             Trustee               President, Heilig-
Heilig-Meyers Company                                Meyers Company;
2235 Staples Mill Road                               Trustee, Cambridge
Richmond, Virginia 23230                             Series Trust and Mentor
                                                     Institutional Trust.

Peter J. Quinn, Jr.*+          Trustee               President, Mentor Distributors,
901 E. Byrd Street                                   Inc.; Managing Director, Mentor
Richmond, VA 23219                                   Investment Group, Inc.;
                                                     Managing Director, Wheat First
                                                     Butcher Singer, Inc.; formerly,
                                                     Senior Vice President/Director
                                                     of Mutual Funds, Wheat First
                                                     Butcher Singer, Inc.


Paul F. Costello               President             Managing Director, Wheat First
901 E. Byrd Street                                   Butcher Singer, Inc., Mentor
Richmond, VA 23219                                   Investment Group, Inc.; President,
                                                     Mentor Income Fund, Inc., and
                                                     Mentor Institutional Trust;
                                                     formerly, President, Mentor
                                                     Series Trust; Director,
                                                     President and Chief Executive
                                                     Officer, First Variable Life
                                                     Insurance Company; President
                                                     and Chief Financial Officer,
                                                     Variable Investors Series
                                                     Trust; President and Treasurer,
                                                     Atlantic Capital & Research,
                                                     Inc.; Vice President and
                                                     Treasurer, Variable Stock Fund,
                                                     Inc., Monarch Investment Series
                                                     Trust, and GEICO Tax Advantage
                                                     Series Trust; Vice President,
                                                     Monarch Life Insurance Company,
                                                     GEICO Investment Services
                                                     Company, Inc., Monarch
                                                     Investment Services Company,
                                                     Inc., and Springfield Life
                                                     Insurance Company.

Terry L. Perkins               Treasurer             Vice President, Mentor Investment
901 E. Byrd Street                                   Group, Inc.; Treasurer, Mentor
Richmond, VA 23219                                   Institutional Trust; Treasurer
                                                     Mentor Income Fund, Inc.; formerly
                                                     Treasurer and Comptroller, Ryland
                                                     Capital Management, Inc.;
                                                     Treasurer, Mentor Series Trust.


John M. Ivan                   Clerk                 Managing Director
10700 North Park Drive                               and Director of Compliance
Glen Allen, VA 23060                                 since October 1992, and
                                                     Assistant General Counsel,
                                                     Wheat, First Securities,
                                                     Inc.; Managing Director
                                                     and Assistant Secretary,
                                                     Wheat First Butcher Singer
                                                     Inc. (formerly WFS
                                                     Financial Corporation);
                                                     Clerk, Mentor
                                                     Institutional Trust;
                                                     Secretary, Mentor Income
                                                     Fund, Inc. formerly,
                                                     Clerk, Mentor Series
                                                     Trust.


* This Trustee is deemed to be an "interested person" of a Fund as defined in the 1940 Act.

+ Members of the Executive Committee. The Executive Committee of the Trustees is entitled to exercise certain responsibilities of the Trustees between meetings of the Trustees.

     Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

                                                           Total compensation
                           Aggregate compensation               from all
Trustees                       from the Trust                complex funds

Daniel J. Ludeman               $     0                      $       0
Arnold H. Dreyfuss                6,000                         12,200
Thomas F. Keller                  6,000                         12,200
Louis W. Moelchert, Jr.           6,000                         12,200
Stanley F. Pauley                 6,000                         12,200
Troy A. Peery, Jr.                6,000                         12,200
Peter J. Quinn, Jr.                   0                              0


     The Trustees do not receive pension or retirement benefits from the Trust.

     The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, may provide liability insurance for the benefit of its Trustees and officers.

PRINCIPAL HOLDERS OF SECURITIES

     As of September 1, 1995, the officers and Trustees of the Trust owned as a group less than one percent of the outstanding shares of each Fund. To the knowledge of the Trust, no person owns of record or beneficially more than 5% of the outstanding shares of any Fund as of that date.

INVESTMENT ADVISORY AND OTHER SERVICES

     Under a Management Contract (the "Management Contract") between the Trust and Commonwealth Advisors, Inc. ("Commonwealth Advisors"), Commonwealth Advisors, at its expense, provides the Funds with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and each Fund. Commonwealth Advisors is a wholly-owned subsidiary of Mentor Investment Group, Inc., which in turn is a wholly-owned subsidiary of Wheat First Butcher Singer Inc., a diversified financial holding company.


     The table below shows amounts paid to Commonwealth Advisors by each Fund under the Management Contract for the periods indicated:


                                      December 20, 1993         Fiscal year
                                 (Commencement of operations)      ended
                                       to July 31, 1994        July 31, 1995

Cash Resource Money Market Fund           $  229,508            $  616,369
Cash Resource U.S. Government
    Money Market Fund                     $1,121,385            $2,097,838
Cash Resource Tax-Exempt Money
    Market Fund                           $  164,663            $  486,638


     The amounts paid to Commonwealth Advisors reflect expense reductions as follows, which are due to an expense limitation:


                                    December 20, 1993          Fiscal year
                              (Commencement of operations)        ended
                                     to July 31, 1994         July 31, 1995


Cash Resource Money Market Fund         $  44,729                 $     0
Cash Resource U.S. Government
    Money Market Fund                   $ 161,394                 $     0
Cash Resource Tax-Exempt
    Money Market Fund                   $ 122,485                 $48,886


     Under a Subadviser Contract (the "Subadviser Contract") between Commonwealth Investment Counsel, Inc. ("Commonwealth") and Commonwealth Advisors, Commonwealth regularly provides the Funds with investment research, advice, and supervision and furnishes continuously investment programs consistent with the investment objectives and policies of the various Funds, and determines, for the various Funds, what securities shall be purchased, what securities shall be held or sold, and what portion of a Fund's assets shall be held uninvested, subject always to the provisions of the Agreement and Declaration of Trust and By-laws, and of the 1940 Act, and to a Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.


     Commonwealth Advisors and Commonwealth make available to the Trust, without expense to the Trust, the services of such of their directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Commonwealth Advisors pays the compensation and expenses of officers and executive employees of the Trust. Commonwealth Advisors and Commonwealth also provide investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Commonwealth Advisors pays the Trust's office rent.


     Under the Management Contract, the Trust is responsible for all its other expenses, including clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses; accounting expenses; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agents of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Commonwealth Advisors; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of a Fund's assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.





     Commonwealth Advisors has agreed that, if in any year the aggregate expenses of any of the Funds (including fees pursuant to the Management Contract but excluding interest, taxes, brokerage and distribution fees and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Trust, Commonwealth Advisors will reimburse the Trust for such excess expense. This expense reimbursement obligation is not limited to the amount of Commonwealth Advisors's fees. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis. The most stringent state expense limitation applicable to the Trust presently requires reimbursement of expenses in any year that such expenses exceed the sum of 2.5% of the first $30 million of the average daily net assets, 2.0% of the next $70 million of the average daily net assets, and 1.5% of the average daily net assets over $100 million.


     The Management Contract and the Subadviser Contract provide that Commonwealth Advisors and Commonwealth shall not be subject to any liability to the Trust or to any shareholder for any act or omission in the course of, or connected with, their rendering services under the Management Contract or the Subadviser Contract in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.


     Each of the Management Contract and the Subadviser Contract may be terminated without penalty by vote of the Trustees as to any Fund or by the shareholders of that Fund, or by Commonwealth Advisors (or Commonwealth) on 30 days written notice. Each of the Management Contract and Subadviser Contract also terminates without payment of any penalty in the event of its assignment. In addition, each of the Management Contract and the Subadviser Contract may be amended only by a vote of the shareholders of the affected Fund(s), and provides that it will continue in effect from year to year (after December 1995) only so long as such continuance is approved at least annually with respect to each Fund by vote of either the Trustees or the shareholders of a Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Commonwealth Advisors (or Commonwealth). In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act").


     Commonwealth Advisors and Commonwealth may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to Commonwealth Advisors or Commonwealth and their affiliates in advising the Trust and other clients, provided that they shall always seek best price and execution with respect to transactions. Certain investments may be appropriate for the Trust and for other clients advised by Commonwealth Advisors or Commonwealth. Investment decisions for the Trust and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of Commonwealth Advisors or Commonwealth on the same day. In such event, such transactions will be allocated among the clients in a manner believed by Commonwealth Advisors or Commonwealth to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of Commonwealth Advisors or Commonwealth in the interest of achieving the most favorable net results for the Trust.


     Brokerage and Research Services. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

     Commonwealth places all orders for the purchase and sale of portfolio securities for the Funds and buys and sells securities for the Funds through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain for the Funds the best price and execution available. In seeking the best price and execution, Commonwealth, having in mind the Funds' best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, Commonwealth receives research, statistical, and quotation services from many broker-dealers with which it places a Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Commonwealth and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fees paid by the Funds are not reduced because Commonwealth Advisors or Commonwealth and its affiliates receive such services.


     As permitted by Section 28(e) of the Securities Exchange Act of 1934, and by the Investment Advisory Agreement, Commonwealth Advisors or Commonwealth may cause a Fund to pay a broker-dealer which provides brokerage and research services to Commonwealth Advisors or Commonwealth an amount of disclosed commission for effecting a securities transaction for that Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. Commonwealth Advisors and Commonwealth's authority to cause a Fund to pay any such greater commissions in also subject to such policies as the Trustees may adopt from time to time.


     Brokerage Commissions. It is anticipated that most purchases and sales of portfolio investments will be with the issuer or with major dealers in money market instruments acting as principal. Accordingly, it is not anticipated that the Funds will pay significant brokerage commissions. None of the Funds incurred brokerage commissions in the 1994 fiscal period or the 1995 fiscal year. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter. There is generally no stated commission in the case of securities purchased from or sold to dealers, but the prices of such securities usually include an undisclosed dealer's mark-up or mark-down. None of the Funds incurred underwriting commissions in the 1994 fiscal period or the 1995 fiscal year.


DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each Fund is determined twice each day as of 12:00 noon and as of the close of regular trading (generally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

     The valuation of each Fund's portfolio securities is based upon their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. By using amortized cost valuation, each Fund seeks to maintain a constant net asset value of $1.00 per share, despite minor shifts in the market value of its portfolio securities.
While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of a Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based on market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in that Fund would be able to obtain a somewhat higher yield if he purchased shares of the Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in a Fund would receive less investment income. The converse would apply on a day when the use of amortized cost by a Fund resulted in a higher aggregate portfolio value. However, as a result of certain procedures adopted by the Trust, the Trust believes any difference will normally be minimal.

     The valuation of a Fund's portfolio instruments at amortized cost is permitted in accordance with Securities and Exchange Commission Rule 2a-7 and certain procedures adopted by the Trustees. Under these procedures, a Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest in securities determined by the Trustees to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, a Fund's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. These procedures include review of a Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether a Fund's net asset value calculated by using readily available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation may result in material dilution or is otherwise unfair to existing shareholders, they will take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; withholding dividends; redemption of shares in kind; or establishing a net asset value per share by using readily available market quotations.

     Since the net income of a Fund is declared as a dividend each time it is determined, the net asset value per share of a Fund remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder's investment in a Fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of a Fund in the shareholder's account on the last day of each month (or, if that day is not a business day, on the next business day). It is expected that a Fund's net income will be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a Fund determined at any time is a negative amount, a Fund will offset such amount allocable to each then shareholder's account from dividends accrued during the month with respect to such account. If at the time of payment of a dividend by a Fund (either at the regular monthly dividend payment date, or, in the case of a shareholder who is withdrawing all or substantially all of the shares in an account, at the time of withdrawal), such negative amount exceeds a shareholder's accrued dividends, the Fund will reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the Fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a Fund.

     Should a Fund incur or anticipate, with respect to its respective portfolio, any unusual or unexpected significant expense or loss which would affect disproportionately a Fund's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and receiving upon redemption a price per share lower than that which was paid.

     The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds may be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

TAXES

     Each Fund of the Trust intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

     As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Fund will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders. As a Massachusetts business trust, a Fund under present law will not be subject to any excise or income taxes in Massachusetts.

     Other than dividends from Cash Resource Tax-Exempt Money Market Fund that are excludable from income, distributions from a Fund will be taxable to a shareholder whether received in cash or additional shares. Such distributions that are designated as capital gains distributions will be taxable as such, regardless of how long Fund shares are held, while other taxable distributions will be taxed as ordinary income. Loss on the sale of Fund shares held for less than six months will be treated as a long term capital loss to the extent of any capital gain distribution received with respect to such shares (and will be disallowed to the extent of exempt-interest dividends received with respect to such shares). Also interest on indebtedness incurred to purchase shares of Cash Resource Tax-Exempt Money Market Fund may be nondeductible.

     In order to qualify as a "regulated investment company," a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock and securities) held less than three months; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of a Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities). In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Fund must in general distribute at least 90% of its interest, dividends, net short-term capital gain, and certain other income each year. To satisfy these requirements, a Fund may engage in investment techniques that affect the amount, timing and character of its income and distributions.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

     Each Fund is required to withhold 31% of all income dividends and capital gain distributions, and 31% of the gross proceeds of all redemptions of Fund shares, in the case of any shareholder who does not provide a correct taxpayer identification number, about whom a Fund is notified that the shareholder has underreported income in the past, or who fails to certify to a Fund that the shareholder is not subject to such withholding. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Fund with a proper certification.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to state and federal taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

DIVIDENDS AND DISTRIBUTIONS

     The net investment income of each of the Funds is determined as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. New York time) on each day on which the Exchange is open for business. All of the net investment income so determined normally will be declared as a dividend daily to shareholders of record as of the close of trading on the Exchange after the purchase and redemption of shares. Unless the business day before a weekend or holiday is the last day of an accounting period, the dividend declared on that day will include an amount in respect of a Fund's income for the subsequent non-business day or days. No daily dividend will include any amount of net income in respect of a subsequent semi-annual accounting period. Dividends commence on the next business day after the date of purchase. Dividends declared during any month will be invested as described in the Prospectus.

     Net income of a Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund and amortized market premium. Amortized market discount is included in interest income. The Trust does not anticipate that any Fund will normally realize any long-term capital gains with respect to its portfolio securities.

DISTRIBUTION

     Mentor Distributors is the principal underwriter of the continually offered shares of each of the Funds pursuant to a Distribution Agreement between Mentor Distributors and the Trust. Mentor Distributors is not obligated to sell any specific amount of shares of any Fund and will purchase shares of a Fund for resale only against orders for shares.


     The Trust, on behalf of each Fund, has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan"). The purpose of each Plan is to permit a Fund to compensate Mentor Distributors for services provided and expenses incurred by it in promoting the sale of shares of the Funds, reducing redemptions, or maintaining or improving services provided to shareholders by Mentor Distributors or Financial Institutions. Each Plan provides for payments by each Fund to Mentor Distributors at the annual rate of up to 0.38% of the Fund's average net assets (0.33% in the case of Cash Resource Tax-Exempt Money Market Fund), subject to the authority of the Trustees to reduce the amount of payments or to suspend the Plans as to any Fund for such periods as they may determine. Subject to these limitations, the amount of such payments and the specific purposes for which they are made shall be determined by the Trustees.


     For the periods indicated, each Fund paid the following amounts to Mentor Distributors under its respective Plan:


                                         December 20, 1993          Fiscal year
                                   (Commencement of operations)        ended
                                         to July 31, 1994          July 31, 1995

Cash Resource Money Market Fund               $  457,505             $1,060,999
Cash Resource U.S. Government
   Money Market Fund                          $2,212,290             $3,764,477
Cash Resource Tax-Exempt Money
   Market Fund                                $  420,006             $  729,833


     Mentor Distributors paid distribution expenses to Financial Institutions in respect of the Funds as follows:


                                         December 20, 1993          Fiscal year
                                    (Commencement of operations)       ended
                                          to July 31, 1994         July 31, 1995

Cash Resource Money Market Fund               $  474,834            $1,060,999
Cash Resource U.S. Government
   Money Market Fund                          $2,326,017            $3,764,477
Cash Resource Tax-Exempt Money
   Market Fund                                $  431,813            $  729,833


      Mentor Distributors did not incur any expenses in respect of marketing materials and promotional and other expenses for the Funds for the 1994 fiscal period or the 1995 fiscal year.


     Continuance of a Plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of the Plan and related agreements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a Plan must be likewise approved by the Trustees and the Qualified Trustees.

     A Plan may not be amended in order to increase materially the costs which a Fund may bear for distribution pursuant to the Plan without also being approved by a majority of the outstanding voting securities of that Fund. Each Plan terminates automatically in the event of its assignment and may be terminated as to any Fund without penalty, at any time, by a vote of a majority of the outstanding voting securities of the Fund or by a vote of a majority of the Qualified Trustees.

     In order to compensate selected financial institutions, such as investment dealers and banks through which shares of each Fund are sold ("Financial Institutions") for services provided in connection with sales of shares of each Fund and/or for administrative services and the maintenance of shareholder accounts, Mentor Distributors may make periodic payments to qualifying Financial Institutions based on the average net asset value of shares of a Fund which are attributable to shareholders for whom the Financial Institutions are designated as the Financial Institution of record. Mentor Distributors may make such payments at the annual rate of up to 0.40% of the average net asset value of such shares (0.33% in the case of Cash Resource Tax-Exempt Money Market Fund). For this purpose, "average net assets" attributable to a shareholder account means the product of (i) the average daily share balance of the Fund account times (ii) the Fund's average daily net asset value per share. For administrative reasons, Mentor Distributors may enter into agreements with certain Financial Institutions providing for the calculation of "average net assets" on the basis of assets of the accounts of the Financial Institutions' customers on an established day in this period. Mentor Distributors may suspend or modify these payments at any time, and payments are subject to the continuation of the Fund's Distribution Plan described below and the terms of related agreements between Financial Institutions and Mentor Distributors.

ORGANIZATION

     The Trust is an open-end investment company established under the laws of The Commonwealth of Massachusetts by Agreement and Declaration of Trust dated June 14, 1993.

     Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, separate votes will be taken by each Fund on matters affecting an individual Fund. For example, a change in a fundamental investment policy for the Cash Resource Money Market Fund would be voted upon only by shareholders of the Cash Resource Money Market Fund. Additionally, approval of the Management Contract and the Subadviser Contract is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund. Shares have noncumulative voting rights. Although a Fund is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees, and if a Fund were liquidated, the shares of that Fund would receive the net assets of that Fund. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

     Additional Funds may be created from time to time with different investment objectives. Any additional Funds may be managed by investment advisers or sub-advisers other than Commonwealth Advisors and Commonwealth. In addition, the Trustees have the right, subject to any necessary regulatory approvals, to create more than one class of shares in a Fund, with the classes being subject to different charges and expenses and having such other different rights as the Trustees may prescribe and to terminate any Fund of the Trust.

PORTFOLIO TURNOVER

     The portfolio turnover rate of a Fund is defined by the Securities and Exchange Commission as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Under that definition, the Funds will have no portfolio turnover. Fund turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

CUSTODIAN

     Investors Fiduciary Trust Company is the custodian of the Trust's assets. The custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. The custodian does not determine the investment policies of the Trust or decide which securities the Trust will buy or sell.

INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP located at 99 High Street, Boston, Massachusetts 02110, are the Trust's independent auditors, providing audit services, tax return preparation and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.



PERFORMANCE INFORMATION

     Based on the seven-day period ended July 31, 1995, Cash Resource Money Market Fund's yield was 5.22% and its effective yield was 5.36%. Based on the seven-day period ended July 31, 1995 Cash Resource U.S. Government Money Market Fund's yield was 4.97% and its effective yield was 5.09%. See below for information on how these Funds' yields and effective yields are calculated.


     Based on the seven-day period ended July 31, 1995, Cash Resource Tax-Exempt Money Market Fund's tax-exempt yield was 3.08%, and its tax-exempt effective yield was 3.13%. A shareholder in a 31.00% federal tax bracket would have to earn 4.46% from a taxable investment to produce an after-tax yield equal to the Fund's tax-exempt yield of 3.08% and an effective yield of 4.54% from a taxable investment to produce an after-tax yield equal to the Fund's tax-exempt effective yield of 3.13%. See below for information on how the Fund's tax-exempt yield and tax-exempt effective yield are calculated.

     The yield of each Fund is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of such Fund over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). A Fund's effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

     In the case of Cash Resource Tax-Exempt Money Market Fund, the Fund's tax-equivalent yield during the base period may be presented for shareholders in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting the Fund's tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal, for that shareholder, to the Fund's tax-exempt yield. The Fund's tax-equivalent yield will differ for shareholders in other tax brackets.

     From time to time, Commonwealth Advisors may reduce its compensation or assume expenses of a Fund in order to reduce a Fund's expenses, as described in the Trust's current prospectus. Any such waiver or assumption would increase that Fund's yield during the period of the waiver or assumption.

     Independent statistical agencies measure a Fund's investment performance and publish comparative information showing how the Fund, and other investment companies, performed in specified time periods. Three agencies whose reports are commonly used for such comparisons are set forth below. From time to time, a Fund may distribute these comparisons to its shareholders or to potential investors. THE AGENCIES LISTED BELOW MEASURE PERFORMANCE BASED ON THEIR OWN CRITERIA RATHER THAN ON THE STANDARDIZED PERFORMANCE MEASURES DESCRIBED IN THE PRECEDING SECTION.

     LIPPER ANALYTICAL SERVICES, INC. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, reflecting generally changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, for example year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

     MORNINGSTAR, INC. distributes mutual fund ratings twice a month. the ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds with similar objectives.
     The performance factor is a weighted-average assessment of the Fund's 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's Corporation and Moody's Investor Service, Inc.

     WEISENBERGER'S MANAGEMENT RESULTS publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year performance. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

     Independent publications may also evaluate a Fund's performance. Certain of those publications are listed below, at the request of Mentor Distributors, which bears full responsibility for their use and the descriptions appearing below. From time to time any or all of the Funds may distribute evaluations by or excerpts from these publications to its shareholders or to potential investors. The following illustrates the types of information provided by these publications.

     BUSINESS WEEK publishes mutual fund rankings in its Investment Figures of the Week column. The rankings are based on 4-week and 52-week total return reflecting changes in net asset value and the reinvestment of all distributions. They do not reflect deduction of any sales charges. Funds are not categorized; they compete in a large universe of over 2,000 funds. The source for rankings is data generated by Morningstar, Inc.

     INVESTOR'S BUSINESS DAILY publishes mutual fund rankings on a daily basis. The rankings are depicted as the top 25 funds in a given category. The categories are based loosely on the type of fund, e.g., growth funds, balanced funds, U.S. government funds, GNMA funds, growth and income funds, corporate bond funds, etc. Performance periods for sector equity funds can vary from 4 weeks to 39 weeks; performance periods for other fund groups vary from 1 year to 3 years. Total return performance reflects changes in net asset value and reinvestment of dividends and capital gains. The rankings are based strictly on total return. They do not reflect deduction of any sales charges Performance grades are conferred from A+ to E. An A+ rating means that the fund has performed within the top 5% of a general universe of over 2000 funds; an A rating denotes the top 10%; an A- is given to the top 15%, etc.

     BARRON's periodically publishes mutual fund rankings. The rankings are based on total return performance provided by Lipper Analytical Services. The Lipper total return data reflects changes in net asset value and reinvestment of distributions, but does not reflect deduction of any sales charges. The performance periods vary from short-term intervals (current quarter or year-to-date, for example) to long-term periods (five-year or ten-year performance, for example). Barron's classifies the funds using the Lipper mutual fund categories, such as Capital Appreciation Funds, Growth Funds, U.S. Government Funds, Equity Income Funds, Global Funds, etc. Occasionally, Barron's modifies the Lipper information by ranking the funds in asset classes. "Large funds" may be those with assets in excess of $25 million; "small funds" may be those with less than $25 million in assets.

     THE WALL STREET JOURNAL publishes its Mutual Fund Scorecard on a daily basis. Each Scorecard is a ranking of the top-15 funds in a given Lipper Analytical Services category. Lipper provides the rankings based on its total return data reflecting changes in net asset value and reinvestment of distributions and not reflecting any sales charges. The Scorecard portrays 4-week, year-to-date, one-year and 5-year performance; however, the ranking is based on the one-year results. The rankings for any given category appear approximately once per month.

     FORTUNE magazine periodically publishes mutual fund rankings that have been compiled for the magazine by Morningstar, Inc. Funds are placed in stock or bond fund categories (for example, aggressive growth stock funds, growth stock funds, small company stock funds, junk bond funds, Treasury bond funds etc.), with the top-10 stock funds and the top-5 bond funds appearing in the rankings. The rankings are based on 3-year annualized total return reflecting changes in net asset value and reinvestment of distributions and not reflecting sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

     MONEY magazine periodically publishes mutual fund rankings on a database of funds tracked for performance by Lipper Analytical Services. The funds are placed in 23 stock or bond fund categories and analyzed for five-year risk adjusted return. Total return reflects changes in net asset value and reinvestment of all dividends and capital gains distributions and does not reflect deduction of any sales charges. Grades are conferred (from A to E): the top 20% in each category receive an A, the next 20% a B, etc. To be ranked, a fund must be at least one year old, accept a minimum investment of $25,000 or less and have had assets of at least $25 million as of a given date.

     FINANCIAL WORLD publishes its monthly Independent Appraisals of Mutual Funds, a survey of approximately 1000 mutual funds. Funds are categorized as to type, e.g., balanced funds, corporate bond funds, global bond funds, growth and income funds, U.S. government bond funds, etc. To compete, funds must be over one year old, have over $1 million in assets, require a maximum of $10,000 initial investment, and should be available in at least 10 states in the United States. The funds receive a composite past performance rating, which weighs the intermediate -- and long-term past performance of each fund versus its category, as well as taking into account its risk, reward to risk, and fees. An A+ rated fund is one of the best, while a D- rated fund is one of the worst. The source for Financial World rating is Schabacker investment management in Rockville, Maryland.

     FORBES magazine periodically publishes mutual fund ratings based on performance over at least two bull and bear market cycles. The funds are categorized by type, including stock and balanced funds, taxable bond funds, municipal bond funds, etc. Data sources include Lipper Analytical Services and CDA Investment Technologies. The ratings are based strictly on performance at net asset value over the given cycles. Funds performing in the top 5% receive an A+ rating; the top 15% receive an A rating; and so on until the bottom 5% receive an F rating. Each fund exhibits two ratings, one for performance in "up" markets and another for performance in "down" markets.

     KIPLINGER's PERSONAL FINANCE MAGAZINE (formerly Changing Times), periodically publishes rankings of mutual funds based on one-, three- and five-year total return performance reflecting changes in net asset value and reinvestment of dividends and capital gains and not reflecting deduction of any sales charges. Funds are ranked by tenths: a rank of 1 means that a fund was among the highest 10% in total return for the period; a rank of 10 denotes the bottom 10%. Funds compete in categories of similar funds -- aggressive growth funds, growth and income funds, sector funds, corporate bond funds, global governmental bond funds, mortgage-backed securities funds, etc. Kiplinger's also provides a risk-adjusted grade in both rising and falling markets. Funds are graded against others with the same objective. The average weekly total return over two years is calculated. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

     U.S. NEWS AND WORLD REPORT periodically publishes mutual fund rankings based on an overall performance index (OPI) devised by Kanon Bloch Carre & Co., a Boston research firm. Over 2000 funds are tracked and divided into 10 equity, taxable bond and tax-free bond categories. Funds compete within the 10 groups and three broad categories. The OPI is a number from 0-100 that measures the relative performance of funds at least three years old over the last 1, 3, 5 and 10 years and the last six bear markets. Total return reflects changes in net asset value and the reinvestment of any dividends and capital gains distributions and does not reflect deduction of any sales charges. Results for the longer periods receive the most weight.

     THE 100 BEST MUTUAL FUNDS YOU CAN BUY (1992), authored by Gordon K. Williamson. The author's list of funds is divided into 12 equity and bond fund categories, and the 100 funds are determined by applying four criteria. First, equity funds whose current management teams have been in place for less than five years are eliminated. (The standard for bond funds is three years.) Second, the author excludes any fund that ranks in the bottom 20 percent of its category's risk level. Risk is determined by analyzing how many months over the past three years the fund has underperformed a bank CD or a U.S. Treasury bill. Third, a fund must have demonstrated strong results for current three-year and five-year performance. Fourth, the fund must either possess, in Mr. Williamson's judgment, "excellent" risk-adjusted return or "superior" return with low levels of risk. Each of the 100 funds is ranked in five categories: total return, risk/volatility, management, current income and expenses. The rankings follow a five-point system: zero designates "poor"; one point means "fair"; two points denote "good"; three points qualify as a "very good"; four points rank as "superior"; and five points mean "excellent.

SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustee. The Agreement and Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

Cash Resource Trust

MONEY-MARKET FUND
Portfolio of Investments


July 31, 1995                                                                                PRINCIPAL    VALUE
(in thousands)                                                    PERCENT OF NET ASSETS       AMOUNT     (NOTE 2)
          CORPORATE OBLIGATIONS                                            3.08%
 (a)      Abbey National Treasury Service, 5.74%, 11/16/95                                    $ 8,000    $ 7,999
 (a)      Boatmen's Bank of Southern Missouri, 6.06%, 8/04/95                                   5,000      5,000
          TOTAL CORPORATE OBLIGATIONS                                                                     12,999

          BANKERS ACCEPTANCES                                              5.42%
          Nations Bank, 6.00%, 8/28/95                                                          5,000      4,978
          Swiss Bank, 5.85%, 10/20/95                                                           3,000      2,961
          Sanwa, 5.85%, 8/14/95                                                                15,000     15,000
          TOTAL BANKERS ACCEPTANCES                                                                       22,939

          BANK OBLIGATIONS                                                13.72%
          Banc One Milwaukee, 5.96%, 9/11/95                                                   15,000     15,000
          Bank Of America, 5.75%, 8/21/95                                                      18,000     18,000
          First of America, 6.00%, 8/10/95                                                     15,000     15,000
          Nations Bank, 6.06%, 10/12/95                                                        10,000     10,000
          TOTAL BANK OBLIGATIONS                                                                          58,000

          COMMERCIAL PAPER                                                60.75%

          ASSET BACKED SECURITIES                                          3.51%
          CIESCO Limited Partnership, 5.68%, 10/13/95                                          15,000     14,827

          CHEMICALS & ALLIED PRODUCTS                                      7.06%
          DIC Americas, Inc., 5.97%, 8/14/95                                                   15,000     14,968
          Dupont E I De Nemours, 5.92%, 9/22/95                                                15,000     14,871
          Total Chemicals & Allied Products                                                               29,839

          COMMERCIAL BANKS                                                 7.01%
          First Union Corporation, 5.68%, 10/31/95                                             15,000     14,785
          Internationale Nederland, 5.95%, 8/28/95                                              5,000      4,978
          Internationale Nederland, 5.68%, 10/20/95                                            10,000      9,874
          Total Commercial Banks                                                                          29,637

          COMPUTER PROCESSING, DATA PREPARATION SERVICES                   3.52%
          Electronic Data Systems Corporation,
            5.70%, 9/15/95                                                                     15,000     14,893

          ELECTRIC SERVICES                                                4.30%
          National Rural Utilities, 5.72%, 8/29/95                                             10,000      9,956
          Rincon Securities, Inc., 6.02%, 8/01/95                                               1,245      1,245
          Rincon Securities, Inc., 5.95%, 8/11/95                                               2,170      2,166
          Rincon Securities, Inc., 5.97%, 8/17/95                                               2,000      1,995
          Rincon Securities, Inc., 5.73%, 9/26/95                                               2,845      2,820
          Total Electric Services                                                                         18,182

Cash Resource Trust

MONEY-MARKET FUND
Portfolio of Investments (continued)


July 31, 1995                                                                                PRINCIPAL    VALUE
(in thousands)                                                    PERCENT OF NET ASSETS       AMOUNT     (NOTE 2)
          COMMERCIAL PAPER (CONTINUED)

          FARM MACHINERY & EQUIPMENT                                      3.53%
          Kubota Finance USA, 5.77%, 8/31/95                                                 $ 15,000   $ 14,928

          OIL AND GAS FIELD EXPLORATION SERVICES                          3.54%
          Statoil, 5.73%, 8/18/95                                                              15,000     14,959

          PERSONAL CREDIT INSTITUTIONS                                   10.61%
          American Express Credit Corporation, 5.93%, 8/15/95                                  15,000     14,965
          Associate Corporation of North America, 5.73%, 8/22/95                               15,000     14,950
          Ford Motor Credit Company, 5.74%, 8/25/95                                            15,000     14,943
          Total Personal Credit Institutions                                                              44,858

          PRIMARY PRODUCTION OF ALUMINUM                                  2.61%
          Queensland Alumina Ltd., 5.73%, 8/29/95                                              11,072     11,023

          RENTAL & LEASING                                                2.35%
          General Electric Capital Corporation, 6.09%, 8/21/95                                  3,000      2,990
          General Electric Capital Corporation, 6.03%, 9/18/95                                  7,000      6,944
          Total Rental & Leasing                                                                           9,934

          SECURITY BROKERS & DEALERS                                      9.42%
          Bears Stearns Company , 5.95%, 8/23/95                                               10,000      9,964
          CS First Boston, 5.75%, 8/18/95                                                       8,000      7,978
          CS First Boston, 6.04%, 8/28/95                                                       5,000      4,977
          CS First Boston, 6.11%, 8/31/95                                                       2,000      1,990
          Merrill Lynch, 5.72%, 8/25/95                                                         7,000      6,973
          Merrill Lynch, 6.12%, 9/11/95                                                         8,000      7,944
          Total Security Brokers & Dealers                                                                39,826

          TELECOMMUNICATIONS                                              3.27%
          AT&T Capital Corporation, 5.68%, 10/30/95                                             4,000      3,943
          Bellsouth Capital Funding, 6.09%, 10/02/95                                           10,000      9,895
          Total Telecommunications                                                                        13,838
          TOTAL COMMERCIAL PAPER                                                                         256,744

          U.S. GOVERNMENT AND AGENCIES                                   10.65%
          Federal Home Loan Bank,
              6.20%, 5/24/96                                                                    5,000      5,000
 (a)          6.04% - 6.17%, 12/23/96 - 2/14/97                                                15,000     15,000

Cash Resource Trust

MONEY-MARKET FUND
Portfolio of Investments (continued)


July 31, 1995                                                                                PRINCIPAL    VALUE
(in thousands)                                                    PERCENT OF NET ASSETS       AMOUNT     (NOTE 2)

          U.S. GOVERNMENT AND AGENCIES (CONTINUED)

 (a)      Student Loan Market Association,
            5.81% - 5.84%, 11/24/97 - 2/22/99                                                $ 25,000   $ 24,996
          TOTAL U.S. GOVERNMENT AND AGENCIES                                                              44,996

          REPURCHASE AGREEMENTS                                           6.18%

          Goldman, Sachs  & Company
            Dated 7/31/95, 5.83%, due 8/01/95, collateralized by
            $6,512 Federal National Mortgage Association,
            6.00%, 10/01/08                                                                     6,134      6,134

          United Bank of Switzerland
            Dated 7/31/95, 5.86%, due 8/01/95, collateralized by
            $5,119 Federal Home Loan Mortgage Corporation,
            6.00% - 6.50%, 11/15/08 - 2/15/23 and
            $23,415 Federal National Mortgage Association,
            6.00%, 12/15/08                                                                    20,000     20,000

          TOTAL REPURCHASE AGREEMENTS                                                                     26,134

          TOTAL INVESTMENTS (COST $421,812)                              99.80%                          421,812

          OTHER ASSETS LESS LIABILITIES                                   0.20%                              845

          NET ASSETS                                                    100.00%                         $422,657


          SEE NOTES TO PORTFOLIOS OF INVESTMENTS.

`Cash Resource Trust

U.S. GOVERNMENT MONEY-MARKET FUND
Portfolio of Investments


July 31, 1995                                                                                PRINCIPAL    VALUE
(in thousands)                                                    PERCENT OF NET ASSETS       AMOUNT     (NOTE 2)
          U.S. GOVERNMENT AND AGENCIES                                    57.40%

          Federal Farm Credit Bank
            6.02%, 8/01/95                                                                    $ 35,000   $ 35,000
          Federal Home Loan Bank
            5.63% - 6.27%, 8/07/95 - 5/24/96                                                   265,090    262,143
 (a)        5.71% - 6.04%, 3/08/96 - 2/16/99                                                    62,000     62,000
          Federal Home Loan Mortgage Corporation
            5.55% - 5.94%, 8/10/95 - 11/09/95                                                  118,235    117,012
          Federal National Mortgage Association
            5.68% - 5.91%, 8/09/95 - 9/11/95                                                   110,000    109,719
 (a)      Student Loan Market Association
            5.81% - 6.08%, 7/01/96 - 02/08/99                                                  112,500    112,498
          TOTAL U.S. GOVERNMENT AND AGENCIES                                                              698,372

          REPURCHASE AGREEMENTS                                           42.77%

          Chase Securities, Inc.
            Dated 7/31/95, 5.82%, due 8/01/95, collateralized by
            $54,383 Federal National Mortgage Association,
            6.50% - 7.52%, 7/01/99 - 10/01/24 and
            $11,196 Federal Home Loan Mortgage Corporation,
            6.00% - 7.50%, 10/01/00 - 11/01/09                                                  60,000     60,000

          Goldman, Sachs & Company
            Dated 7/31/95, 5.83%, due 8/01/95, collateralized by
            $94,398 Federal National Mortgage Association,
            6.00% - 6.50%, 10/01/08 - 4/01/09 and
            $132,030 Federal Home Loan Mortgage Corporation,
            7.00%, 2/01/00                                                                     220,430    220,430

          Merrill Lynch, Pierce, Fenner & Smith, Inc.
            Dated 7/31/95, 5.79%, due 8/01/95, collateralized by
            $37,425 Federal National Mortgage Association,
            7.00% - 8.50%, 7/01/17 - 8/01/25 and
            $24,786 Federal Home Loan Mortgage Corporation,
            6.50%, 3/01/09                                                                      60,000     60,000

Cash Resource Trust

U.S. GOVERNMENT MONEY-MARKET FUND
Portfolio of Investments (continued)


July 31, 1995                                                                                PRINCIPAL    VALUE
(in thousands)                                                    PERCENT OF NET ASSETS       AMOUNT     (NOTE 2)
          REPURCHASE AGREEMENTS (CONTINUED)

          Nationsbank Corporation
            Dated 7/31/95, 5.80%, due 8/01/95, collateralized by
            $57,600 U.S. T reasury Notes, 6.88% - 7.50%,
            8/31/99 - 10/31/99                                                              $ 60,000   $   60,000
          Paine Webber, Inc.
            Dated 7/31/95, 5.80%, due 8/01/95, collateralized by
            $63,613 Government National Mortgage Association,
            7.50% - 8.00%, 11/15/23 - 6/15/25                                                 60,000       60,000

          United Bank of Switzerland
            Dated 7/31/95, 5.88%, due 8/01/95, collateralized
            by $5,300 Federal Home Loan Mortgage Corporation
            6.50%, 2/15/23 and $147,552 Federal National
            Mortgage Association - Strips, 5.92% - 13.08%,
            4/01/23 - 10/01/24                                                                60,000       60,000
          TOTAL REPURCHASE AGREEMENTS                                                                     520,430

          TOTAL INVESTMENTS                                              100.17%                        1,218,802

          OTHER ASSETS LESS LIABILITIES                                   (0.17%)                          (2,112)

          NET ASSETS                                                     100.00%                       $1,216,690


          SEE NOTES TO PORTFOLIOS OF INVESTMENTS.

Cash Resource Trust

TAX-EXEMPT MONEY-MARKET FUND


July 31, 1995                                                                                PRINCIPAL    VALUE
(in thousands)                                                    PERCENT OF NET ASSETS       AMOUNT     (NOTE 2)
 (a)      VARIABLE RATE TAX-EXEMPT
          DEMAND SECURITIES                                               48.23%

          ALABAMA                                                          3.29%
          BNC Special Care Facility, Finance Authority
            Series B, 3.75%, 12/01/30                                                        $ 2,070    $ 2,070
          University of Alabama, Board of Trustees,
            3.80%, 10/01/13                                                                    6,700      6,700
                                                                                                          8,770

          ARIZONA                                                          3.75%
          Apache County IDA, Tucson Electric Power
            Company Project, 3.85%, 6/15/20                                                   10,000     10,000

          CALIFORNIA                                                       0.37%
          Corona IDA, 4.05%, 12/01/04                                                          1,000      1,000

          COLORADO                                                         5.32%
          Colorado Housing Finance Authority MFH,
            Series 1985, 3.85%, 5/01/97                                                        7,200      7,200
          Moffatt County, PCRB, Series 1984, 3.90%, 7/01/10                                    7,000      7,000
                                                                                                         14,200

          CONNECTICUT                                                      0.56%
          State of Connecticut Economic Recovery,
            Series B, 3.75%, 6/01/96                                                           1,500      1,500

          IOWA                                                             1.12%
          Polk County, Iowa Hospital, 3.85%, 12/01/05                                          3,000      3,000

          ILLINOIS                                                         5.92%
          Chicago O'Hare International Airport, American
            Airlines, Series 1983C, 4.00%, 1/01/18                                             2,000      2,000
          Illinois DFA Grayhill, Grayhill Inc. Project
            IDR, 3.90%, 2/01/05                                                                3,500      3,500
          Illinois HFA Condell Medical Center,
            3.90%, 11/01/05                                                                    5,800      5,800
          Illinois HFA West Suburban Hospital, 3.85%, 7/01/05                                  3,200      3,200
          Southwestern Illinois Development Authority,
            4.00%, 4/01/22                                                                     1,300      1,300
                                                                                                         15,800

Cash Resource Trust

TAX-EXEMPT MONEY-MARKET FUND
Portfolio of Investments (continued)


July 31, 1995                                                                                PRINCIPAL    VALUE
(in thousands)                                                    PERCENT OF NET ASSETS       AMOUNT     (NOTE 2)
 (a)      VARIABLE RATE TAX-EXEMPT
          DEMAND SECURITIES (CONTINUED)

          MARYLAND                                                        1.82%
          Anne Arundel County, Oakland Hills Project
            3.85%, 5/15/15                                                                   $ 2,052    $ 2,052
          Howard County Revenue Bond, Harmony Hall
            Inc. Project, 3.85%, 10/01/10                                                      2,800      2,800
                                                                                                          4,852

          MISSOURI                                                        0.64%
          Missouri Health & Education, Series B,
            3.70%, 12/01/19                                                                     1,700     1,700

          MISSISSIPPI                                                     0.60%
          Jackson County, PCRB, 3.80%, 12/01/16                                                 1,600     1,600

          NORTH CAROLINA                                                  6.71%
          Durham County Public Improvement, 3.80%, 5/01/06                                        200       200
          Durham County Water & Sewer, 3.80%, 12/01/15                                          2,800     2,800
          Lincoln County Industrial Facility, PCRB
            Series 1994, 4.05%, 8/01/09                                                         6,000     6,000
          North Carolina Educational Facilities,
            Bowman Grey School, 3.85%, 9/01/20                                                  4,200     4,200
          North Carolina Medical Care, Moses
            Cone Hospital, Series 1995, 3.80%, 9/01/02                                          4,700     4,700
                                                                                                         17,900

          NEBRASKA                                                        0.75%
          Nebraska IDA, Freemont Beef Project,
            4.05%, 12/01/04                                                                     2,000     2,000

          NEW HAMPSHIRE                                                   3.75%
          New Hampshire Health & Higher Education,
            Series E, 3.75%, 12/01/25                                                          10,000    10,000

          NEW MEXICO                                                      1.87%
          City of Albuquerque, Airport Revenue Bond
            Series 1995, 3.75%, 7/01/14                                                         5,000     5,000

          TENNESSEE                                                       0.80%
          Nashville and Davidson County Health
            and Education Facility, 3.90%, 5/01/20                                              2,144     2,144

Cash Resource Trust

TAX-EXEMPT MONEY-MARKET FUND
Portfolio of Investments (continued)



July 31, 1995                                                                                PRINCIPAL    VALUE
(in thousands)                                                    PERCENT OF NET ASSETS       AMOUNT     (NOTE 2)
 (a)      VARIABLE RATE TAX-EXEMPT
          DEMAND SECURITIES (CONTINUED)

          TEXAS                                                           3.86%
          North Texas Higher Education, Student Loan
            Revenue Refund, Series 1991F, 3.90%, 4/01/20                                     $ 4,000    $ 4,000
          Panhandle Plains, Student Loan Revenue,
            Series A, 3.90%, 6/01/21                                                           1,300      1,300
          Red River Authority, PCRB, 3.70%, 7/01/11                                            5,000      5,000
                                                                                                         10,300

          VIRGINIA                                                        6.35%
          Chesterfield County IDR, Midlothian Hotel
            Partnership, 3.85%, 12/01/14                                                       6,424      6,424
          IDA of Henrico County, Hermitage Project,
            4.05%, 5/01/24                                                                     1,600      1,600
          Lynchburg IDA, Mid-Atlantic, Series G,
            3.75%, 12/01/25                                                                      500        500
          Richmond IDR, Commonwealth Park,
            3.90%, 11/01/07                                                                    1,432      1,432
          Roanoke IDR, Quibell Corporate Project,
              3.85%, 9/01/15                                                                     292        292
          Spotsylvania City , IDA, Residential Care
              Facilities, 3.85%, 10/01/20                                                      4,684      4,684
          Tazewell County, IDR, 4.25%, 1/01/03                                                1,100      1,100
          Virginia Beach, Revenue Bond, 3.90%, 9/01/09                                           420        420
          Virginia State HDA, Series A,
              3.85%, 9/01/17                                                                     500        500
                                                                                                         16,952

          WISCONSIN                                                       0.75%
          Village of Pleasant Prairie, Muskie Enterprise
              Project, Series 1995, 4.00%, 5/01/15                                             2,000      2,000
          TOTAL VARIABLE RATE TAX-EXEMPT DEMAND SECURITIES                                              128,718

          OTHER TAX-EXEMPT SECURITIES                                    51.50%

          COLORADO                                                        1.50%
          Arapahoe County, Revenue Bond, Series L,
              4.45%, 8/31/95                                                                   4,000      4,000



Cash Resource Trust

TAX-EXEMPT MONEY-MARKET FUND
Portfolio of Investments (continued)

July 31, 1995                                                                                PRINCIPAL    VALUE
(in thousands)                                                    PERCENT OF NET ASSETS       AMOUNT     (NOTE 2)
          OTHER TAX-EXEMPT SECURITIES (CONTINUED)

          FLORIDA                                                         4.53%
          Jacksonville, Florida Power & Light, PCRB,
            Series 1994, 4.10%, 12/15/95                                                     $ 2,000    $ 2,000
          Putnam County, Development  Authority,
            Seminole Electric, Series 1984, 3.40%, 12/15/95                                    3,100      3,100
          St. Lucie City, Florida Power & Light, PCRB,
            4.15%, 8/08/95                                                                     3,000      3,000
          Sarasota City Public Hospital, 4.15%, 8/25/95                                        1,500      1,500
          Sunshine State Government Finance Commission,
            Series 1986, Revenue Bond, 3.70%, 10/24/95                                         2,500      2,500
                                                                                                         12,100

          ILLINOIS                                                         4.01%
          City of Chicago GO, Series 1994 A-2,
            3.50%, 10/31/95                                                                    5,000      5,000
          City of Chicago GO, Series 1995 A,
            4.60%, 10/31/95                                                                    3,890      3,890
          Fulton Solid Waste Facility, Revenue Bond,
            Series A, 4.35%, 9/07/95                                                           1,800      1,800
                                                                                                         10,690

          KANSAS                                                           1.87%
          Burlington Revenue Refund Bond,
            3.05%, 10/20/95                                                                    5,000      5,000

          LOUISIANA                                                        1.87%
          Plaquemines Port Harbor, Series C
            3.10%, 8/17/95                                                                     5,000      5,000

          MARYLAND                                                         1.14%
          Anne Arundel County, Baltimore Gas & Electric,
            4.20%, 8/17/95                                                                     3,050      3,050

          MINNESOTA                                                        2.44%
          Rochester Health Care, Series C, 3.80%, 8/23/95                                        500        500
          Rochester Health Care, Series C, 4.10%, 8/23/95                                      5,000      5,000
          University of Minnesota Revenue Bond,
            4.15%, 8/25/95                                                                     1,000      1,000
                                                                                                          6,500

          MISSISSIPPI                                                      1.87%
          Claiborne County, PCRB, 3.70%, 09/07/95                                              5,000      5,000


Cash Resource Trust

TAX-EXEMPT MONEY-MARKET FUND
Portfolio of Investments (continued)



July 31, 1995                                    PERCENT OF  PRINCIPAL      VALUE
(in thousands)                                   NET ASSETS   AMOUNT      (NOTE 2)

OTHER TAX-EXEMPT SECURITIES (CONTINUED)

NORTH CAROLINA                                     3.67%
Wake County Industrial Facility, Series 1990,
  4.15%, 8/22/95                                              $ 4,800    $ 4,800
Wake County Industrial Facility, Series 1990,
  4.15%, 8/30/95                                                5,000      5,000
                                                                           9,800

NEW HAMPSHIRE                                      0.75%
New Hampshire, New England Power
  Series 1990A, 4.25%, 8/09/95                                  2,000      2,000

NEVADA                                             1.35%
Washoe County Water Facility, 4.20%, 8/16/95                    3,600      3,600

SOUTH CAROLINA                                     2.62%
York County, PCRB, Series 1984N-3, 4.55%, 8/15/95               2,000      2,000
York County, PCRB, Series 1984N-3, 4.30%, 9/15/95               5,000      5,000
                                                                           7,000

TEXAS                                              5.51%
Brazos Harbor Industrial Development,
  Series 1986, 3.70%, 10/20/95                                  2,700      2,700
Brazos Harbor Industrial Development,
  Series 1986, 3.75%, 10/20/95                                  1,000      1,000
Harris City Health Care, 4.13%, 8/28/95                         4,700      4,700
San Antonio Electric & Gas, Series A,
  3.10%, 10/16/95                                               3,000      3,000
San Antonio Electric & Gas, Series A,
  3.70%, 10/16/95                                                 300        300
Texas A&M University, Series B,
 3.90%, 10/27/95                                                3,000      3,000
                                                                          14,700

VIRGINIA                                          10.64%
IDA of Louisa County, Series 1984, 4.15%, 8/08/95                 250        250
Peninsula Port Authority, 3.25%, 9/08/95                        3,135      3,135
Virginia State Housing Development, Series A,
  3.45%, 9/12/95                                                7,000      7,000
Virginia State Housing Development, Series F,
  4.12%, 9/12/95                                               10,000     10,000
York County, IDA, PCRB, 4.30%, 8/24/95                          8,000      8,000
                                                                          28,385

Cash Resource Trust

TAX-EXEMPT MONEY-MARKET FUND

                                         PERCENT OF  PRINCIPAL   VALUE
                                         NET ASSETS   AMOUNT    (NOTE 2)
OTHER TAX-EXEMPT SECURITIES (CONTINUED)

WEST VIRGINIA                               3.75%
West Virginia HDA, 3.85%, 9/01/95                    $ 10,000    $ 10,000

OTHER                                       3.98%
PNC Municash, 3.77%, 8/01/95                           10,619      10,619

TOTAL OTHER TAX-EXEMPT SECURITIES                                 137,444

TOTAL INVESTMENTS (COST $266,162)          99.73%                 266,162

OTHER ASSETS LESS LIABILITIES               0.27%                     733

NET ASSETS                                100.00%                $266,895

Notes to Portfolios of Investments

NOTE (a):
Floating Rate Securities- The rates shown are the effective rates at July 31, 1995. Securities shown without a date are payable within five business days and are backed by credit support agreements from banks or insurance institutions.

NOTE (b):
Interest rates represent annualized yield to date of maturity, except for variable rate securities described in Note (a). For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same.

INVESTMENT ABBREVIATIONS
DFA                               Development Finance Authority
GO                                General Obligation
HDA                               Housing Development Authority
HFA                               Housing Finance Authority
IDA                               Industrial Development Authority
IDR                               Industrial Development Revenue
MFH                               Multi-family Housing
PCRB                              Pollution Control Revenue Board

SEE NOTES TO FINANCIAL STATEMENTS.

Cash Resource Trust

STATEMENTS OF ASSETS AND LIABILITIES
July 31, 1995
(in thousands)

                                              MONEY-     U.S. GOVERNMENT   TAX-EXEMPT
                                              MARKET      MONEY-MARKET    MONEY-MARKET
                                               FUND           FUND            FUND
ASSETS
Investments, at amortized cost (Note 2)
   Investment securities                     $395,678      $  698,372       $266,162
   Repurchase agreements                       26,134         520,430              -
    Total investments                         421,812       1,218,802        266,162
Receivables
   Interest                                     1,260           2,835          1,444
   Shares of the portfolio sold                 1,280             127             16
Deferred expenses (Note 2)                         92             429             94
Other                                               1             199             90
      Total assets                            424,445       1,222,392        267,806

LIABILITIES
Payables
   Dividends                                      839           2,320            317
   Shares of the portfolio redeemed               866           3,161            542
   Accrued distribution fee (Note 3)               26              76             15
   Accrued expenses and other liabilities          57             145             37
      Total liabilities                         1,788           5,702            911

NET ASSETS                                   $422,657      $1,216,690       $266,895

Shares outstanding                            422,657       1,216,743        266,898
Net asset value per share                    $   1.00      $     1.00       $   1.00


SEE NOTES TO FINANCIAL STATEMENTS.

Cash Resource Trust

STATEMENTS OF OPERATIONS
Year Ended July 31, 1995

                                            MONEY-    U.S. GOVERNMENT     TAX-EXEMPT
                                            MARKET      MONEY-MARKET     MONEY-MARKET
                                             FUND          FUND              FUND
INVESTMENT INCOME
   Interest                                  $16,250       $56,663          $8,258

EXPENSES
   Distribution fee (Note 3)                   1,061         3,764             730
   Transfer agent fee (Note 3)                   468         2,235             223
   Management fee (Note 3)                       616         2,098             487
   Custodian and accounting fees                  53           425              98
   Shareholder reports                            41           172              39
   Professional fees                               9            28               7
   Registration fees                              35            89              38
   Organizational expenses                         6            30               7
   Directors' fees                                 6            12               6
   Other                                           6            30               7
      Total expenses                           2,301         8,883           1,642
Deduct
   Waiver of management fee (Note 3)               -             -              49
Net expenses                                   2,301         8,883           1,593
NET INVESTMENT INCOME                         13,949        47,780           6,665

Realized gain (loss) on investments
Net realized gain (loss) on investments sold       4           (53)             (3)
Net increase in net assets resulting
   from operations                           $13,953       $47,727          $6,662

SEE NOTES TO FINANCIAL STATEMENTS.

Cash Resource Trust

STATEMENTS OF CHANGES IN NET ASSETS
(in thousands)

                                                        MONEY-             U.S. GOVERNMENT             TAX-EXEMPT
                                                        MARKET               MONEY-MARKET             MONEY-MARKET
                                                         FUND                    FUND                     FUND

YEAR ENDED JULY 31,                                    1995          1994*          1995         1994*         1995         1994*
INCREASE IN NET ASSETS

OPERATIONS
   Net investment income                           $    13,949    $   3,670    $     47,780      $17,828     $  6,665      $2,442
   Net realized gain (loss) on
     investments sold                                        4            -             (53)           -           (3)          -
     Increase in net assets from operations             13,953        3,670          47,727       17,828        6,662       2,442

DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income                              (13,949)      (3,670)        (47,780)     (17,828)      (6,665)     (2,442)
    Net realized gain on investments                        (4)           -               -            -            -           -
      Net decrease from distributions                  (13,953)      (3,670)        (47,780)     (17,828)      (6,665)     (2,442)

CAPITAL SHARE TRANSACTIONS (AT $1.00 PER SHARE)
   Net proceeds from sale of shares                  1,715,060      712,269       4,322,307    3,572,904    1,029,842     732,212
   Reinvestment of dividends                            13,420        3,289          46,908       16,053        6,528       2,194
   Cost of shares redeemed                          (1,498,083)    (523,298)     (4,060,291)  (2,681,138)    (965,174)   (538,704)
     Change in net assets from
      capital share transactions                       230,397      192,260         308,924      907,819       71,196     195,702
Net increase in net assets                             230,397      192,260         308,871      907,819       71,193     195,702

NET ASSETS
   Beginning of period                                 192,260            -         907,819            -      195,702           -
   End of period                                   $   422,657    $ 192,260    $  1,216,690     $907,819   $  266,895   $ 195,702

* For the period from December 20, 1993 (commencement of operations) to July 31, 1994

SEE NOTES TO FINANCIAL STATEMENTS

Cash Resource Trust

NOTES TO FINANCIAL STATEMENTS
July 31, 1995

NOTE 1: ORGANIZATION


Cash Resource Trust ("Trust") was organized on June 14, 1993 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of three separate diversified funds (hereinafter each individually referred to as a Fund or collectively as the "Funds") at July 31, 1995 as follows:

   Cash Resource Money-Market Fund ("Money-Market Fund")

   Cash Resource U.S. Government Money-Market Fund ("U.S. Government Fund")

   Cash Resource Tax-Exempt Money-Market Fund ("Tax-Exempt Fund")

The assets of each Fund of the Trust are segregated and a shareholder's interest is limited to the Fund in which shares are held.

NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds:

A. VALUATION OF SECURITIES

Investments are stated at amortized cost, which approximates market value. In the event that a deviation of 1/2 of 1% or more exists between a Fund's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based values, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action should be initiated.

B.  REPURCHASE AGREEMENTS

It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system, or to have segregated within the custodian bank's vault all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.

The Trust will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Trust's adviser to be creditworthy pursuant to guidelines established by the Board of Trustees. Risks may arise from the potential inability of counterparts to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

Cash Resource Trust

C.  SECURITY TRANSACTIONS AND INTEREST INCOME

Security transactions for the Funds are accounted for on a trade date basis. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments.

D.   EXPENSES

Expenses arising in connection with a Fund are allocated to that Fund. Other Trust expenses are allocated among the Funds in proportion to their relative net assets.

E.  FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS

Fund shares are sold and redeemed on a continual basis at net asset value. The net asset value per share (NAV) of each Fund is determined daily as of 4:00 p.m. on each day that the New York Stock Exchange is open for trading. Each Fund determines its NAV by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding. Each Fund declares a daily dividend, equal to its net investment income for that day and payable at month end. Distributions from net realized capital gains, if any, are paid annually.

F.  FEDERAL INCOME TAXES

No provision for federal income taxes has been made since it is each Fund's policy to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within the allowable time limit substantially all taxable income and realized capital gains.

At July 31, 1995, Government Money-Market Fund for federal tax purposes, had a capital loss carryforward of approximately $54,000. Pursuant to the Code, such capital loss carryforwards expire as follows: $1,000 in 2002 and $53,000 in 2003.

G.  DEFERRED EXPENSES

Costs incurred by the Trust in connection with its initial share registration and organization costs were deferred by the Funds and are being amortized on a straight-line basis over a five year period through December 1998.

NOTE 3: INVESTMENT MANAGEMENT AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES INVESTMENT MANAGEMENT AGREEMENT

Commonwealth Advisors, Inc. (formerly Cambridge Investment Advisors, Inc.) the Funds' investment adviser ("Investment Adviser") provides investment advisory services to each of the Funds. Commonwealth Investment Counsel, Inc. ("Commonwealth"), an affiliate of the Investment Adviser, serves as sub-adviser to each of the Funds, pursuant to a sub-advisory agreement among the Investment Adviser, Commonwealth and the Trust. Commonwealth furnishes a continuing investment program for each of the Funds and makes investment decisions on their behalf.

Cash Resource Trust

The Investment Adviser and Commonwealth are wholly-owned subsidiaries of Mentor Investment Group, Inc. ("Mentor") (formerly Investment Management Group, Inc.), which is in turn a wholly-owned subsidiary of Wheat First Butcher Singer, Inc. ("Wheat").

Each Fund pays management fees to the Investment Adviser monthly at the following annual rates, expressed as a percentage of average daily net assets:
0.22% of the first $500 million of each Fund's average net assets; 0.20% of the next $500 million; 0.175% of the next $1 billion; 0.16% of the next $1 billion; and 0.15% of any amounts over $3 billion. The Investment Adviser in turn pays fees from its own assets to Commonwealth monthly at the following annual rates (based on the assets of each Fund taken separately): 0.17% of the first $500 million of a Fund's average net assets; 0.15% of the next $500 million; 0.125% of the next $1 billion; 0.11% of the next $1 billion; and 0.10% of any amounts over $3 billion. The Investment Adviser may from time to time voluntarily waive some or all of its investment advisory fee and may terminate any such voluntary waiver at any time at its sole discretion. For the year ended July 31, 1995, the Investment Adviser and sub-adviser earned the following advisory fees:


                              ADVISER          ADVISER FEE        SUB-ADVISER
                               FEE             VOLUNTARILY            FEE
                              EARNED             WAIVED              EARNED

Money-Market Fund            $ 616,369          $      -           $ 476,285
U.S. Government Fund         2,097,838                 -           1,598,353
Tax-Exempt Fund                486,638            48,886             413,642


In addition, the Funds provide direct reimbursement to Mentor for certain accounting and operation related costs not covered under the Investment Management Agreement. For the year ended July 31, 1995, the Money-Market Fund, U.S. Government Fund and Tax-Exempt Fund paid $8,470, $28,453 and $6,239, respectively to Mentor for these direct reimbursements.

DISTRIBUTION AGREEMENT

Under a Distribution Agreement, Mentor Distributors, Inc. ("Mentor Distributors") (formerly, Cambridge Distributors, Inc.) a wholly-owned subsidiary of Mentor, Mentor Distributors was appointed Distributor for each Fund. To compensate Mentor Distributors for the services it provides and for the expenses it incurs under the Distribution Agreement, the Funds have adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, under which they pay a distribution fee, which is accrued daily and paid monthly at the annual rate of 0.38% of the Fund's average daily net assets for the Money-Market Fund and U.S. Government Fund and 0.33% of the Fund's average daily net assets for the Tax-Exempt Fund.

TRANSFER AGENT AGREEMENT

Under a Transfer Agency Agreement, Investors Fiduciary Trust Company (IFTC) serves as Transfer Agent and Dividend Disbursing Agent for each Fund. IFTC in turn compensates Wheat (from IFTC's own assets) for related services provided by Wheat directly to its clients. For the year ended July 31, 1995, Wheat earned fees of $466,682, $2,180,323 and $215,753 respectively from the Money-Market Fund, U.S. Government Fund and Tax-Exempt Fund.

INDEPENDENT AUDITORS' REPORT

THE TRUSTEES
CASH RESOURCE TRUST

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Money-Market Fund, U.S. Government Money-Market Fund and Tax-Exempt Money-Market Fund, (Portfolios of Cash Resource Trust) as of July 31, 1995 and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from December 20, 1993 (commencement of operations) to July 31, 1994. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money-Market Fund, U.S. Government Money-Market Fund and Tax-Exempt Money-Market Fund as of July 31, 1995, the results of their operations for the year then ended and the changes in their net assets and their financial highlights for the year then ended and the period from December 20, 1993 to July 31, 1994 in conformity with generally accepted accounting principles.


                                               /s/ KPMG PEAT MARWICK, LLP
                                               KPMG PEAT MARWICK, LLP

Boston, Massachusetts
September 8, 1995

                                     PART C

                               OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements
      Included in Parts A and B:

      (1) Report of Independent Auditors -                 .

      (2) Statements of Assets and Liabilities - July 31, 1995. Statements of Operations - year ended July 31, 1995. Statements of Changes in net assets -- year ended July 31, 1995 and the period from Dec. 20, 1993 to Jul. 31, 1994.
          Financial Highlights for the year ended Jul.31, 1995 and the period from Dec. 20, 1993 to Jul. 31, 1994. Notes to Financial Statements.

      Included in Part C: None.

(b)  Exhibits

      (1) (A) Agreement and Declaration of Trust(1)
          (B) Amendments to Agreement and Declaration of Trust(2)(3)
      (2)     Bylaws(1)
      (3)     Inapplicable
      (4) (A) Forms of certificate representing shares of beneficial interest(1)
          (B) Portions of Agreement and Declaration of Trust
               Relating to Shareholders' Rights(1)
          (C) Portions of Bylaws Relating to Shareholders' Rights(1)
      (5) (A) Management Contract dated December 17, 1993(4)
          (B) Subadviser Contract dated December 17, 1993(4)
      (6)     Distribution Agreement dated December 17, 1993(4)
      (7)     Inapplicable
      (8)     Custody Agreement dated December 20, 1993(4)
      (9) (A) Agency Agreement dated December 20, 1993(4)
          (B) Draft Processing Agency Agreement dated December 20, 1993(4)
      (10)    Opinion and Consent of Ropes & Gray(2)
      (11)    Consent of Independent Auditors(5)
      (12)    Inapplicable
      (13)    Initial Capital Agreement dated December 17, 1993(4)
      (14)    Inapplicable
      (15)(A) Distribution Plan and Agreement on behalf of Cash Resource
               Money Market Fund dated December 17, 1993(4)
          (B) Distribution Plan and Agreement on behalf of Cash Resource U.S. Government Money Market Fund dated December 17, 1993(4)
          (C) Distribution Plan and Agreement on behalf of Cash Resource Tax-Exempt Money Market Fund dated December 17, 1993(4)
      (16)    Schedule of Computation of Performance(5)
      (27)    Financial Data Schedules(5)
          (A) Cash Resource Money Market Fund
          (B) Cash Resource U.S. Government Money Market Fund
          (C) Cash Resource Tax-Exempt Money Market Fund


___________________

(1) Incorporated by reference from the Registrant's Registration Statement on Form N-1A under the Securities Act of 1993, as amended, filed on July 7, 1993.
(2) Incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1993, as amended, filed on October 15, 1993 (File No. 33-655818).
(3) Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on November 5, 1993 (File No. 33-65818).
(4) Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on October 3, 1994 (File No. 33-65818).
(5)   Filed herewith.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      None.

ITEM 26.  NUMBER OF RECORD HOLDERS OF SECURITIES

      The following table shows the number of holders of record shares of beneficial interest of Cash Resource Money Market Fund, Cash Resource U.S. Government Money Market Fund, and Cash Resource Tax-Exempt Money Market Fund, as of September 1, 1995:


                                                         Number of Record
                    Series                                    Holders

      Cash Resource Money Market Fund                          45,095
      Cash Resource U.S. Government Money Market Fund         170,595
      Cash Resource Tax-Exempt Money Market Fund               13,652

ITEM 27.  INDEMNIFICATION

      The information required by this item is incorporated herein by reference from the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (File No. 33-65818).

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      (a) Commonwealth Advisors, Inc. (formerly Cambridge Investment Advisors, Inc.), located at 901 East Byrd Street, Richmond, Virginia 23219, serves as the Registrant's investment adviser. It is a wholly-owned subsidiary of Mentor Investment Group, Inc. ("Mentor") (formerly Investment Management Group, Inc.), which in turn is a wholly-owned subsidiary of Wheat First Butcher Singer, Inc. ("Wheat First Butcher Singer"), a diversified financial services holding company. Commonwealth Advisors was incorporated under the laws of Virginia in 1991.

      The business and other connections of each director, officer, or partner of Cambridge in which such director, officer, or partner is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee are set forth in the following table.

                                                       Other Substantial
                         Position with the             Business, Profession,
Name                     Investment Adviser            Vocation or Employment*

Peter J. Quinn, Jr.      President and Director        President, Mentor
                                                       Distributors, Inc.;
                                                       Managing Director,
                                                       Mentor Investment
                                                       Group, Inc. and
                                                       Wheat First Butcher
                                                       Singer, Inc.;
                                                       Trustee, The Mentor
                                                       Funds; Mentor
                                                       Investment Group,
                                                       Inc. and Wheat First
                                                       Butcher Singer;
                                                       formerly, Senior
                                                       Vice President/Director
                                                       of Mutual Funds,
                                                       Wheat, First
                                                       Securities Inc.;
                                                       President, Cambridge
                                                       Series Trust.

John M. Ivan             Secretary                     Managing Director,
                                                       Senior Vice
                                                       President, Director
                                                       of Compliance and
                                                       Assistant General
                                                       Counsel, Wheat,
                                                       First Securities,
                                                       Inc.; Managing
                                                       Director and
                                                       Assistant Secretary,
                                                       Wheat First Butcher
                                                       Singer, Inc.
                                                       (formerly WFS
                                                       Financial
                                                       Corporation); Clerk,
                                                       Cash Resource Trust
                                                       and Mentor
                                                       Institutional Trust;
                                                       Secretary, Mentor
                                                       Income Fund, Inc.

Thomas L. Souders        Treasurer                     Managing Director and
                                                       Chief Financial Officer,
                                                       Wheat, First Securities,
                                                       Inc.; formerly, Manager
                                                       of Internal Audit,
                                                       Heilig-Myers; formerly,
                                                       Manager, Peat Marwick &
                                                       Mitchell & Company


     (b) Commonwealth Investment Counsel, Inc. ("Commonwealth"), located at 901 East Byrd Street, Richmond, Virginia 23219, serves as subadviser to the Trust. It is a wholly-owned subsidiary of Mentor, which in turn is a wholly-owned subsidiary of Wheat First Butcher Singer. Commonwealth was incorporated under the laws of Virginia in 1970.

     The business and other connections of each director, officer, or partner of Commonwealth in which such director, officer, or partner is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee are set forth in the following table.


                                                       Other Substantial
                            Position with the          Business, Profession,
Name                        Investment Adviser         Vocation or Employment*

John G. Davenport           President                  None

William F. Johnston, III    Senior Vice President      None

R. Preston Nuttall          Senior Vice President      Formerly, Senior Vice
                                                       President, Capitoline
                                                       Investment Services, 919
                                                       East Main Street,
                                                       Richmond, VA 23219

John J. Kelly               Vice President             None

William H. West, Jr.        Vice President             Formerly, Vice President,
                                                       Mentor Income Fund, Inc.;
                                                       Vice President of Ryland
                                                       Capital Management, Inc.;
                                                       formerly, Vice President,
                                                       RAC Income Fund, Inc.

Steven C. Henderson         Vice President             None

Stephen R. McClelland       Associate Vice President   Formerly, Associate Vice
                                                       President, Investment
                                                       Management Group, Inc.

Thomas L. Souders           Treasurer                  None

John M. Ivan                Secretary                  Managing Director, Senior
                                                       Vice President and
                                                       Assistant General
                                                       Counsel, Wheat, First
                                                       Securities, Inc.;
                                                       Managing Director and
                                                       Assistant Secretary,
                                                       Wheat First Butcher
                                                       Singer, Inc.; Clerk, Cash
                                                       Resource Trust;;
                                                       Secretary, Mentor Income
                                                       Fund, Inc.; formerly,
                                                       Clerk, Mentor Series
                                                       Trust

* The address of Mentor Investment Group, Inc. Wheat, First Securities, Inc., Wheat First Butcher Singer, Inc., The Mentor Funds, and Mentor Income Fund, Inc., is 901 East Byrd Street, Richmond, VA 23219. The address of Ryland Capital Management, Inc. and RAC Income Fund, Inc. is 11000 Broken Land Parkway, Columbia, MD 21044.

ITEM 29.  PRINCIPAL UNDERWRITERS

(a) Mentor Distributors, Inc. (formerly Cambridge Distributors, Inc.) acts as the principal underwriter for the Trust.

(b)



                                                               Positions and
Name and Principal Business     Positions and Offices with     Offices with
Address                         Underwriters                   Registrant

Peter J. Quinn, Jr.             President and Director         Trustee
901 East Byrd Street
Richmond, VA  23219

Paul F. Costello                Senior Vice President          President
901 East Byrd Street
Richmond, VA  23219

Thomas L. Souders               Treasurer                      Trustee
901 East Byrd Street
Richmond, VA  23219

John M. Harris                  Secretary                      None
901 East Byrd Street
Richmond, VA  23219

John M. Ivan
901 East Byrd Street
Richmond, VA  23219             Assistant Secretary            Clerk

(c)  Inapplicable

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrant's Clerk, John M. Ivan; Registrant's investment adviser, Commonwealth Advisors, and its sub-adviser, Commonwealth Investment Counsel, Inc.; and Registrant's transfer agent and custodian, Investors Fiduciary Trust Company. The address of the Clerk, Commonwealth Advisors, and Commonwealth is 901 East Byrd Street, Richmond, Virginia 23219. The address of the transfer agent and custodian is 127 West 10th Street, Kansas City, Missouri 64105-1716.

ITEM 31.  MANAGEMENT SERVICES

     None.

ITEM 32.  Undertakings



     (a) The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest, to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.


     (b) The Registrant undertakes to furnish to each person to whom a prospectus of the Registrant is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


                              NOTICE

     A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Registrant.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to be signed on behalf of the undersigned, thereunto duly authorized, in the City of Richmond, and the Commonwealth of Virginia on this 29th day of September, 1995.





                                   CASH RESOURCE TRUST


                                   By:/s/ Paul F. Costello
                                      Name: Paul F. Costello
                                      Title:  President

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 29th day of September, 1995.

          SIGNATURE                            TITLE


         *                             Chairman; Trustee
Daniel J. Ludeman


         *                             Trustee
Arnold H. Dreyfuss


                                       Trustee
Thomas F. Keller


         *                             Trustee
Louis W. Moelchert, Jr.


                                       Trustee
Stanley F. Pauley


         *                             Trustee
Troy A. Peery, Jr.


                                       Trustee
Peter J. Quinn, Jr.


/s/ Paul F. Costello                   President; Principal Executive
Paul F. Costello                       Officer


/s/ Terry L. Perkins                   Treasurer; Principal Financial
Terry L. Perkins                       Officer; Principal Accounting Officer


*By: /s/ Paul F. Costello
      Paul F. Costello
      Attorney-in-Fact

                               EXHIBIT INDEX

   Exhibit No.                Exhibit                     Page No.

   (11)                       Consent of Independent
                              Auditors

   (16)                       Schedule of Computation
                              of Performance

   (27)                       Financial Data
                              Schedules

       (A)                    Cash Resource Money
                              Market Fund

       (B)                    Cash Resource U.S.
                              Government Money Market
                              Fund

       (C)                    Cash Resource Tax-Exempt
                                     Money Market Fund